Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Wolverine World Wide, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

# PROXY STATEMENT

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS

WOLVERINE WORLDWIDE

LETTER TO SHAREHOLDERS

Wolverine World Wide, Inc.
9341 Courtland Drive, NE
Rockford, Michigan 49351

March 26, 2020

Dear Fellow Shareholders,

Thank you for your investment in Wolverine Worldwide. We made significant progress in 2019 on our strategic and financial objectives, including:

  •
  Continued successful execution of our Global Growth Agenda by adding a Chief Merchant Officer to accelerate innovation and elevate our product creation process, establishing a joint venture with Xtep to grow the Merrell and Saucony brands, acquiring a key Saucony distributor and making significant investments to support our fast-growing direct-to-consumer business.

  •
  Revenue of $2.27 billion grew at a 1.5% rate and an underlying rate of 2.3%, with solid growth across some of our largest brands – Merrell, Sperry, and CAT – and significant growth in our direct-to-consumer channels, including eCommerce and stores.

  •
  Reported diluted earnings per share of $1.44; adjusted diluted earnings per share of $2.25, a record for the Company.

  •
  Full-year cash from operations of $222.6 million exceeded expectations.

  •
  Very strong return of capital to shareholders, with share purchases of $319.2 million during the year, and dividends of $34 million.

In addition to overseeing the Company's execution on our Global Growth Agenda and other key initiatives during 2019, the Board focused on other matters critical to the Company's long-term success. These included Board and management succession planning, cybersecurity protection, and brand development, which we describe in greater detail in this Proxy Statement.

During 2020, our team remains focused on global growth opportunities for our portfolio of leading performance and lifestyle brands, especially in direct-to-consumer and key international channels. We plan to further invest in a variety of initiatives to drive revenue growth and earnings leverage, and the Board will lead the Company with a view toward continued success in 2020 and beyond. We hope to receive your support at this year's annual meeting on April 30, 2020, and encourage you to vote either online, by phone, or by mail.

Sincerely,

Blake W. Krueger
Chairman, Chief Executive Officer and President

2020 PROXY STATEMENT	1

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS

10:00 a.m. EDT, April 30, 2020

Wolverine World Wide, Inc.
9341 Courtland Drive, NE
Rockford, MI 49351

March 26, 2020

To Our Shareholders:

We invite you to attend the 2020 Annual Meeting of Shareholders (the "Annual Meeting") of Wolverine World Wide, Inc. (the "Company", "Wolverine Worldwide" or "Wolverine") at the Company's offices located at 9341 Courtland Drive, NE, Rockford, MI 49351, on April 30, 2020, at 10:00 a.m. EDT.* At the Annual Meeting, shareholders will vote on the following items:

  (1)
  Election of the four director nominees named in the Proxy Statement for three year terms expiring in 2023
  (2)
  Advisory resolution approving compensation for the Company's named executive officers ("NEOs," and each an "NEO")
  (3)
  Ratification of the Audit Committee's appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2020

Shareholders of record at the close of business on March 18, 2020 can vote at the Annual Meeting and any adjournment of the Annual Meeting.

This Notice of 2020 Annual Meeting of Shareholders, Proxy Statement, proxy or voting instruction card and Annual Report for our fiscal year ended December 28, 2019 are being mailed or made available to shareholders starting on or about March 26, 2020.

Whether or not you plan to attend, you can ensure that your shares are represented at the meeting by promptly voting and submitting your proxy by telephone or through the internet, or by completing, signing, dating and returning your proxy card in the enclosed envelope.

By Order of the Board of Directors,

Kyle L. Hanson
Secretary

*
The Company is actively monitoring the public health and travel concerns relating to the coronavirus (COVID-19) and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold the Annual Meeting in person, the Company will announce alternative arrangements for the meeting, which may include a change in venue or holding the meeting solely by means of remote communication (i.e., a virtual meeting). Please monitor the Company's website where Annual Meeting materials are posted (www.wolverineworldwide.com/2020annualmeeting) for updated information. If you plan to attend the meeting, please check the website regularly prior to the meeting date. As always, the Company encourages you to vote your shares before the Annual Meeting.

Important Notice Regarding the Availability of Proxy Statement Materials for the Annual Meeting of Shareholders to be held on April 30, 2020.

Wolverine's Proxy Statement for the 2020 Annual Meeting of Shareholders and the Annual Report to Shareholders for the fiscal year ended December 28, 2019, are available at: www.wolverineworldwide.com/2020annualmeeting.

2020 PROXY STATEMENT	2

2020 PROXY STATEMENT	3

Proxy Statement Summary

This summary highlights key information that can be found in greater detail elsewhere in this Proxy Statement. This summary does not contain all of the information that shareholders should consider, and shareholders should read the entire Proxy Statement before voting.

Our Brand Portfolio

Wolverine Worldwide organized its portfolio of brands into two key operating groups for fiscal 2019 as illustrated below:

Strategic Focus — Global Growth Agenda

2019 was another successful year for the Company with further progress against our Global Growth Agenda. This agenda is our roadmap for growth and is focused on developing an innovative and faster Product Creation Engine, implementing a modern, consumer-driven Digital-Direct Offense, and accelerating our growth in International markets. Focused efforts and investments behind these pillars helped build momentum and allowed us to deliver top-line growth as we worked to fulfill our vision to "Build a family of the most admired performance and lifestyle brands on earth."

We maintained our level of operating investment in 2019 to drive organic growth and build an innovative and faster Product Creation Engine, the first element of our Global Growth Agenda. In 2019, we recruited a Chief Merchant Officer to supplement the efforts of our brands, accelerate innovation and elevate our product creation process. We are excited by the 2020 pipeline of on-trend and innovative product offerings across the brand portfolio and the powerful marketing stories that have been developed to support them.

We also made significant investments during 2019 to advance our Digital-Direct Offense, the second element of our Global Growth Agenda. For us, this means leveraging our commercial platforms and optimizing demand creation investments across all channels of distribution, especially owned eCommerce, which grew over 20%, delivered 260 basis points of operating margin expansion, and increased customer retention by over 30%. Our owned eCommerce channel has averaged approximately 20% growth over the past three years and is expected to continue as our highest growth channel over the near term. Digital growth within our U.S. wholesale channel was also strong.

The third pillar of our Global Growth Agenda is focused on International Expansion. We have a long track record of driving brand success and growth on a global basis through a variety of business models. In 2019, we executed a joint venture with Xtep to position the Merrell and Saucony brands for accelerated growth. We also acquired a key Saucony distributor and are using that talent to build a global design hub for the brand's successful Originals lifestyle business. We expect our international business to be a key source of growth over the next several years as we continue to gain more direct engagement with consumers in strategic markets.

The continued success associated with the execution of our Global Growth Agenda is very encouraging. The team has achieved success and momentum over the last two years that will be leveraged to accelerate future growth.

2020 PROXY STATEMENT	4

MATTERS TO BE VOTED UPON

Shareholders are being asked to vote on the following matters at the 2020 Annual Meeting of Shareholders:

PROPOSAL		BOARD VOTE RECOMMENDATION	PAGE REFERENCE

1.	Election of Directors for Terms Expiring in 2023	FOR each Nominee	12

2.	Advisory Resolution Approving NEO Compensation	FOR	67

3.	Ratification of Ernst & Young LLP as Auditor for Fiscal Year 2020	FOR	68

ELECTION OF DIRECTORS FOR TERMS EXPIRING IN 2023

The Company's Board consists of 10 directors. The Company's By-Laws establish three classes of directors with each class being as nearly equal in number as possible and serving three-year terms.

The Board has nominated four directors for election at the Annual Meeting, as outlined in the table below. Each director nominee has been nominated to serve for a three-year term expiring at the annual meeting of shareholders to be held in 2023. The Board recommends that shareholders vote "FOR" each of the nominees named below.

	Age	Director Since	Independent	Other Public Directorships	Committees	Proposed Term Expiration

William K. Gerber Managing Partner, Cabrillo Point Capital, LLC; Retired Executive Vice President and Chief Financial Officer of Kelly Services, Inc.	66	2008	✓	Cleveland-Cliffs, Inc.	Audit Compensation	2023

Blake W. Krueger Chairman, CEO and President of Wolverine World Wide, Inc.	66	2006		None	None	2023

Nicholas T. Long Managing Partner, Bridger Growth Partners, LLC; Retired CEO of MillerCoors LLC	61	2011	✓	Amcor Limited	Compensation (Chair) Governance	2023

Michael A. Volkema Chairman of Herman Miller, Inc.	64	2005	✓	Herman Miller, Inc.	Audit Governance (Chair)	2023

2020 PROXY STATEMENT	5

Board Highlights

The following charts illustrate key characteristics of the Company's Board:

Board is Composed of Directors with the Right Mix of Skills and Experiences

The following chart lists the important experiences and attributes that the Company's Directors possess:

2020 PROXY STATEMENT	6

Shareholder Engagement

As part of its ongoing shareholder engagement efforts, the Company reached out in early 2020 to shareholders representing 60% of its outstanding shares and has held or expects to hold telephonic meetings with all shareholders who accepted the Company's invitation (representing about 21% of outstanding shares). Discussions focused on Company strategy, financial performance, governance and compensation programs.

Corporate Governance Highlights

Wolverine Worldwide is committed to a governance structure that provides strong shareholder rights and meaningful accountability.

✓

Highly independent Board and Committees

✓

Lead Independent Director with clearly defined role

✓

Majority voting with director resignation policy

✓

No supermajority vote requirements

✓

Shareholder right to act by written consent

✓

Annual Board and Committee self-evaluations

✓

Robust Board and executive succession planning, including annual written director nominee evaluations

✓

Long-standing commitment toward diversity

✓

Director onboarding orientation program

✓

Active shareholder engagement practices

Meeting Information

The meeting is scheduled to take place at the Company's Corporate offices at 9341 Courtland Drive, N.E., Rockford, MI 49351, on April 30, 2020, at 10:00 a.m. EDT. The Company is actively monitoring the public health and travel concerns relating to the coronavirus (COVID-19) and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold the Annual Meeting in person, the Company will announce alternative arrangements for the meeting, which may include a change in venue or holding the meeting solely by means of remote communication (i.e., a virtual meeting). Please monitor the Company's website where Annual Meeting materials are posted (www.wolverineworldwide.com/2020annualmeeting) for updated information. If you plan to attend the meeting, please check the website regularly prior to the meeting date. As always, the Company encourages you to vote your shares before the Annual Meeting.

2020 PROXY STATEMENT	7

Corporate Governance

Wolverine Worldwide is committed to the highest level of corporate governance, and the Board has adopted Corporate Governance Guidelines to strengthen management accountability and promote long-term shareholder interests.

BOARD OF DIRECTORS

The shareholders elect directors to serve on the Company's Board of Directors (the "Board of Directors" or "Board"). The Board oversees the management of the business by the Chief Executive Officer ("CEO") and senior management. In addition to its general oversight function, the Board's additional responsibilities include, but are not limited to, the following:

  •
  Reviewing and approving the Company's key objectives and strategic business plans, and monitoring implementation of those plans and the Company's success in meeting identified objectives

  •
  Selecting, evaluating and approving the compensation of the CEO and overseeing CEO succession planning

  •
  Providing advice and oversight regarding the selection, evaluation, development and compensation of management

  •
  Overseeing the Company's risk management and mitigation activities

  •
  Reviewing and monitoring administration of policies and procedures to safeguard the integrity of the Company's business operations and financial reporting and to promote compliance with applicable laws and regulations

Board Composition

Board Highlights

The Board prides itself on its ability to recruit and retain directors who have high personal and professional integrity and have demonstrated exceptional ability and judgment to effectively serve shareholders' long-term interests. These skills and attributes also link with the Company's most important strategic objectives, such as eCommerce and digital growth, brand building, operational excellence and supply chain management, and international growth. The Board also values diversity, as evidenced by the current makeup of the Board. The Board believes that its directors, including the nominees for election as directors at the Annual Meeting, have these characteristics and valuable skills that provide the Company with the variety and depth of knowledge, judgment and strategic vision necessary to provide effective oversight of the Company. This includes the Company's newest director, David W. McCreight, who was appointed to the Board in May 2019.

To help accomplish the right mix of experience and expertise, and to assist in succession planning, the Board, at the recommendation of the Governance Committee, has identified specified skills and attributes it desires its members to possess. The below graphic lists these skills and attributes and indicates which of the directors possess each. As shown, these skills and attributes are well represented within the Board.

2020 PROXY STATEMENT	8

The Governance Committee reviews with the Board on an annual basis the skills and characteristics desired of Board members in the context of the current makeup of the Board. The Board, with the assistance of the Governance Committee, annually assesses the current composition of the Board across many dimensions. As set forth in the Company's Corporate Governance Guidelines, which are posted on its website, this assessment addresses the skills and attributes set forth in the table above and the individual performance, experience, age and skills of each director.

Director Nominations

The Board's Governance Committee serves as its nominating committee. The Governance Committee, in anticipation of upcoming director elections and other potential or expected Board vacancies, evaluates qualified individuals and recommends candidates to the Board. The Governance Committee may retain a search firm or other external parties to assist it in identifying candidates, and the Governance Committee has the sole authority to select such a firm, approve the search firm's fees and retention terms, and to terminate the firm if necessary.

The Governance Committee considers candidates suggested by directors, senior management or shareholders. Shareholders may recommend individuals as potential director candidates by communicating with the Governance Committee through one of the Board communication mechanisms described under the heading "Shareholder Communications Policy." Shareholders that wish to nominate a director candidate must comply with the procedures set forth in the Company's By-Laws, which are posted on its website. Ultimately, upon the recommendation of the Governance Committee, the Board selects the director nominees for election at each annual meeting. In selecting director nominees, the Board considers each candidate's performance as a director (which is assessed through an anonymous written peer evaluation), personal and professional integrity, ability and judgment, and likelihood to be effective, in conjunction with the other nominees and directors, in serving the long-term interests of the shareholders. The Governance Committee also considers candidates' relative skills, attributes, background and characteristics as well as independence under applicable New York Stock Exchange ("NYSE") listing standards and the Company's Director Independence Standards, potential to contribute to the composition and culture of the Board, and ability and willingness to actively participate in the Board and committee meetings and to otherwise devote sufficient time to Board duties.

BOARD SELF-ASSESSMENT

As part of an annual self-assessment, each director evaluates the performance of the Board and any committee on which he or she serves across a number of dimensions. Dr. Kollat, the Lead Independent Director, works with the Governance Committee to review the Board self-assessment with directors following the end of each fiscal year and to conduct individual director interviews at the end of each year. Committee Chairpersons review the committee self-assessments with their respective committee members and discuss them with the Board.

2020 PROXY STATEMENT	9

In addition, the Governance Committee, working with the Lead Independent Director, develops and implements guidelines for evaluating all directors standing for nomination and re-election and oversees the evaluation of such nominees.

The Corporate Governance Guidelines (including the Director Independence Standards), the Charter for each Board standing committee (Audit, Compensation and Governance), the Company's Certificate of Incorporation, By-Laws, Code of Business Conduct, and its Accounting and Finance Code of Ethics all are available on the Wolverine Worldwide website at: www.wolverineworldwide.com/investor-relations/corporate-governance/

The Board and applicable committees annually review these and other key governance documents.

RISK OVERSIGHT

The Board oversees the Company's risk management and mitigation activities with a focus on the most significant risks facing the Company, including strategic, operational, financial, environmental, cybersecurity, and legal compliance risks. This oversight is conducted through presentations by and discussions with the CEO, Chief Financial Officer ("CFO"), General Counsel or Associate General Counsel, Chief Information Officer, brand and department leaders and other members of management. The Associate General Counsel and Director of Internal Audit coordinate management's day-to-day risk management and mitigation efforts, and the Director of Internal Audit reports directly to the Audit Committee.

The Associate General Counsel and Director of Internal Audit review with the Audit Committee regularly, and with the full Board periodically, management's risk assessment and mitigation strategies. In addition to the above processes, the Board has delegated risk management and mitigation oversight responsibilities to its standing committees, which meet regularly to review and discuss specific risk topics that align with their core responsibilities.

  •
  The Audit Committee reviews the Company's approach to risk management generally. The Audit Committee also oversees the Company's risk policies and processes relating to its financial statements and financial reporting processes, credit risks, and liquidity risks, as well as the Company's management of risks related to cybersecurity. The Audit Committee discusses with management and the independent auditors significant risks or exposures and the steps taken by management to resolve them.
  •
  The Compensation Committee monitors the risks associated with management resources; organization structure; succession planning, hiring, development and retention processes; and it reviews and evaluates risks associated with the Company's compensation structure and programs.

  •
  The Governance Committee oversees risks related to the Company's governance structure and processes and potential risks arising from related person transactions.

The Company reviewed its compensation policies and practices to assess whether they are reasonably likely to have a material adverse effect on the Company. As part of this review, the Company compiled information about the Company's incentive plans, including reviewing the Company's compensation philosophy, evaluating key incentive plan design features and reviewing historic payout levels and pay mix. With assistance from Company management and its independent compensation consultant, the Compensation Committee reviewed the executive compensation program, and managers from the Company's human resources and legal departments reviewed the non-executive compensation programs.

CODE OF BUSINESS CONDUCT AND ACCOUNTING AND FINANCE CODE OF ETHICS

The Board has adopted a Code of Business Conduct for the Company's directors, officers and employees. The Board also has adopted an Accounting and Finance Code of Ethics ("Accounting and Finance Code") that focuses on the financial reporting process and applies to the Company's CEO, CFO and Corporate Controller.

The Company discloses amendments to or waivers from its Code of Business Conduct affecting directors or executive officers and amendments to or waivers from its Accounting and Finance Code on its website at: www.wolverineworldwide.com/investor-relations/corporate-governance/

2020 PROXY STATEMENT	10

SHAREHOLDER COMMUNICATIONS POLICY

Shareholders and other interested parties may send correspondence to the Board, the non-employee directors as a group, a specific Board committee or an individual director (including the Lead Director) in the manner described below.

The General Counsel or Associate General Counsel will provide a summary and copies of all correspondence (other than solicitations for services, products or publications) as applicable at each regularly scheduled Board meeting.

Communications may be sent via email through various links on our website at: www.wolverineworldwide.com/investor-relations/corporate-governance/
or by regular mail c/o General Counsel, Wolverine World Wide, Inc., 9341 Courtland Drive, N.E., Rockford, MI 49351.

The General Counsel or Associate General Counsel will alert individual directors if an item warrants a prompt response from the individual director prior to the next regularly scheduled meeting. Items warranting a prompt response, but not addressed to a specific director, will be routed to the applicable committee Chairperson.

2020 PROXY STATEMENT	11

Proposal 1 — Election of Directors for Terms Expiring in 2023

The Company's Board consists of ten directors. The Company's By-Laws establish three classes of directors, with each class being as nearly equal in number as possible and serving three-year terms. At each annual meeting, the term of one class expires. The Board has nominated four directors for election at the Annual Meeting: William K. Gerber, Blake W. Krueger, Nicholas T. Long and Michael A. Volkema. Each director has been nominated to serve for a three-year term expiring at the annual meeting of shareholders to be held in 2023 or until his/her successor, if any, has been elected and is qualified.

All director nominees other than Mr. Krueger are independent directors, as determined by the Board under the applicable NYSE listing standards and the Company's Director Independence Standards. Each director nominee currently serves on the Board. The shareholders most recently elected Messrs. Gerber, Krueger, Long and Volkema at the Company's 2017 Annual Meeting.

The Company is not aware of any nominee who will be unable or unwilling to serve as a director. However, if a nominee is unable to serve or is otherwise unavailable for election, the incumbent directors may or may not select a substitute nominee. If the directors select a substitute nominee, the proxy holder will vote the shares represented by all valid proxies for the substitute nominee (unless other instructions are given).

The biographies of the four nominees and the other directors of the Company are below, along with a discussion of the experience and skills of each director.

2020 PROXY STATEMENT	12

Director Nominees with Proposed Terms Expiring in 2023

WILLIAM K. GERBER Age: 66 Director since: 2008
Select Business Experience: Managing Director of Cabrillo Point Capital LLC; Retired Executive Vice President and Chief Financial Officer of Kelly Services, Inc.	Board Committees: Audit Compensation	Other Public Directorships: Cleveland-Cliffs, Inc.

Career Highlights:
Mr. Gerber is Managing Director of Cabrillo Point Capital LLC, a private investment fund. He has held that position since 2008. From 1998 to 2007, Mr. Gerber was Executive Vice President and Chief Financial Officer of Kelly Services,  Inc., a publicly traded global staffing solutions company with operations in more than 35 countries. Mr. Gerber served in various leadership positions with L Brands, Inc., a multinational apparel and retail company, prior to joining Kelly Services, Inc. Mr. Gerber currently serves as director of Cleveland-Cliffs, Inc., a producer of iron ore and steel products, since 2020. From 2007 through 2020, Mr. Gerber was a director of AK Steel Holding Corporation, which merged with Cleveland-Cliffs in 2020.

Experience and Skills:
From his 15 years in senior leadership positions with L Brands, Inc. and Kelly Services, Inc., Mr. Gerber has obtained extensive experience in apparel, retail, international business and finance, and his service as a director of various public companies has given him experience with public company governance and related matters.

2020 PROXY STATEMENT	13

BLAKE W. KRUEGER Age: 66 Director since: 2006
Select Business Experience: Chairman, Chief Executive Officer and President of Wolverine Worldwide	Board Committees: None	Other Public Directorships: None

Career Highlights:
Mr. Krueger is Chairman of Wolverine Worldwide, a position he assumed in January 2010, and Chief Executive Officer and President of Wolverine Worldwide, positions he assumed in April 2007. From October 2005 until April 2007, Mr. Krueger served as President and Chief Operating Officer of Wolverine Worldwide. From 2004 to October 2005, he served as Executive Vice President and Secretary of Wolverine Worldwide and President of its Heritage Brands Group. From 2003 to 2004, Mr. Krueger served as Executive Vice President and Secretary of Wolverine Worldwide and President of the Company's Caterpillar Footwear Group. He also previously served as Executive Vice President, General Counsel and Secretary of Wolverine Worldwide with various responsibilities including the human resources, retail, business development, accessory licensing, mergers and acquisitions, and legal areas. Mr. Krueger serves as a director of Bissell Homecare, Inc., a privately held company and leading brand of floor care appliances.

Experience and Skills:
Mr. Krueger's more than 25 years in senior leadership roles with the Company have provided him expertise in footwear and apparel, retail, international business and finance, and his board experience at the Company and Professionals Direct,  Inc., a then publicly traded insurance company, has given him extensive experience with public company governance and related matters.

2020 PROXY STATEMENT	14

NICHOLAS T. LONG Age: 61 Director since: 2011
Select Business Experience: Managing Partner, Bridger Growth Partners, LLC; Retired Chief Executive Officer of MillerCoors LLC	Board Committees: Compensation (Chair) Governance	Other Public Directorships: Amcor Limited

Career Highlights:
Mr. Long has acted as a Managing Partner for Bridger Growth Partners, LLC, a private investment fund, since 2015. From 2011 until his retirement in 2015, Mr. Long served as Chief Executive Officer of MillerCoors LLC, a joint venture between two publicly traded beverage companies. From 2008 to 2011, Mr. Long served as President and Chief Commercial Officer of MillerCoors LLC. From 2007 to 2008, Mr. Long served as Chief Executive Officer of Miller Brewing Company, a beverage company, and he served as Chief Marketing Officer of Miller Brewing Company from 2005 to 2007. Prior to joining Miller Brewing Company, Mr. Long spent 17 years in various senior leadership positions at The Coca Cola Company, a beverage company, including Vice President of Strategic Marketing, Global Brands, Vice President, Strategic Marketing Research and Trends, President of Coca Cola's Great Britain and Ireland Division and President of the Northwest Europe Division. Mr. Long currently serves as a director of Amcor Limited, a packaging solutions company.

Experience and Skills:
Through his more than 20 years in senior positions at category leading, branded companies, Mr. Long has developed significant marketing, international business and brand building expertise.

2020 PROXY STATEMENT	15

MICHAEL A. VOLKEMA Age: 64 Director since: 2005
Select Business Experience: Chairman of Herman Miller, Inc.	Board Committees: Audit Governance (Chair)	Other Public Directorships: Herman Miller, Inc.

Career Highlights:
Mr. Volkema has been Chairman of Herman Miller, Inc., a publicly traded multinational furniture manufacturer, since 2000. Mr. Volkema became President and Chief Executive Officer of Herman Miller in 1995 and held those positions until 2003 and 2004, respectively. Mr. Volkema also is a director at Milliken & Company, a privately held, innovation based company serving the textile, chemical, and floor covering markets.

Experience and Skills:
Mr. Volkema has obtained international business and brand building expertise from his more than 20 years in senior leadership positions with Herman Miller, Inc. Mr. Volkema also has public company governance and related experience from his extensive service on public company boards, including 19 years as Chairman of Herman Miller, Inc. and service on compensation and audit committees of boards of publicly traded companies.

BOARD RECOMMENDATION

The Board recommends that you vote "FOR" the election of the above nominees for proposed terms expiring in 2023.

2020 PROXY STATEMENT	16

Directors with Terms Expiring in 2021

ROXANE DIVOL Age: 47 Director since: 2014
Select Business Experience: Former Group Chief Operating Officer of Webhelp, Inc.	Board Committees: Audit Governance	Other Public Directorships: None

Career Highlights:
From March to December 2019, Ms. Divol was the Group Chief Operating Officer for Webhelp, Inc., a European leader in business process and customer experience outsourcing. From February 2017 until January 2018, Ms. Divol was Executive Vice President and General Manager, Website Security, for Symantec Corporation, a global leader in information security solutions. From 2014 to February 2017, Ms. Divol was Senior Vice President and General Manager, Website Security for Symantec. From 2013 to 2014, Ms. Divol was Senior Vice President of Alliances with Symantec. Ms. Divol joined Symantec from McKinsey & Company, a global management consulting firm, where she was a partner in its San Francisco office and led the West Coast marketing and sales practice, with a focus on marketing return on investment and marketing transformation.

Experience and Skills:
Ms. Divol's experience with Webhelp, Inc., Symantec Corporation and McKinsey & Company provides her with expertise in international business, marketing, cybersecurity, digital/eCommerce and information technology. In 2017, Ms. Divol was named one of the 50 most powerful women in technology by the National Diversity Council.

2020 PROXY STATEMENT	17

BRENDA J. LAUDERBACK Age: 70 Director since: 2003
Select Business Experience: Chair of Denny's Corporation; Retired President of the Wholesale and Retail Group of Nine West Group, Inc.	Board Committees: Audit Governance	Other Public Directorships: Denny's Corporation (Board Chair) Sleep Number Corporation

Career Highlights:
Ms. Lauderback is currently the Chair of the Board of Denny's Corporation, a restaurant company, and has acted as a Director for Denny's Corporation since 2005 and Sleep Number Corporation, a bed manufacturer and retailer, since 2004. From 1995 until her retirement in 1998, Ms. Lauderback was President of the Wholesale and Retail Group of Nine West Group, Inc., a footwear wholesaler and distributor. She previously was the President of the Wholesale Division of U.S. Shoe Corporation, a footwear manufacturer and distributor, a position that included responsibility for offices in China, Italy and Spain, and she was a Vice President/General Merchandise Manager of Dayton Hudson Corporation (now Target Corporation), a retail company. From 1998 to 2015, Ms. Lauderback also was a director of Big Lots, Inc., a retail company.

Experience and Skills:
Ms. Lauderback has more than 25 years of experience in the retail industry, with more than 20 years in the footwear, apparel, and accessories industries. These senior leadership positions have provided her with strong footwear, apparel and retail expertise. She also has extensive experience with public company governance and related matters. Ms. Lauderback was named to the National Association of Corporate Directors' (NACD) 2017 Directorship 100 list.

2020 PROXY STATEMENT	18

DAVID W. MCCREIGHT Age: 57 Director since: 2019
Select Business Experience: Retired President of URBN and Retired CEO of Anthropologie Group	Board Committees: None	Other Public Directorships: CarMax, Inc.

Career Highlights:
From 2016-2018 Mr. McCreight was President of URBN, Inc., the parent company of multinational lifestyle brands Anthropologie, Urban Outfitters, and Free People. Between 2011 and 2018, Mr. McCreight was the Chief Executive Officer of Anthropologie Group, the primary brand of which is Anthropologie, a leading multinational and multichannel lifestyle brand. Prior to that, Mr. McCreight was the President of Under Armour, Inc. from 2008 through 2010 and Lands' End,  Inc. through 2008.

Experience and Skills:
Through 30 years of senior leadership positions with leading multinational and multichannel apparel, footwear, accessories, and lifestyle brands, Mr. McCreight has obtained global direct-to-consumer and international business experience. Mr. McCreight also has strong leadership and business experience from his service on public company boards, including CarMax, Inc. and DavidsTea, Inc. In 2019, Mr. McCreight became a Governance fellow of the National Association of Corporate Directors.

2020 PROXY STATEMENT	19

Directors with Terms Expiring in 2022

JEFFREY M. BOROMISA Age: 65 Director since: 2006
Select Business Experience: Retired Executive Vice President of Kellogg International, President of Latin America; Senior Vice President of Kellogg Company	Board Committees: Audit (Chair) Compensation	Other Public Directorships: None

Career Highlights:
Mr. Boromisa worked at Kellogg Company, a global food manufacturing company, and its affiliates from 1981 to 2009. From 2008 through his retirement in May 2009, Mr. Boromisa was Executive Vice President of Kellogg International, President of Latin America; and Senior Vice President of Kellogg Company. From 2007 until 2008, Mr. Boromisa served as Executive Vice President of Kellogg International, President of Asia Pacific and Senior Vice President of Kellogg Company. From 2004 through 2006, he was Senior Vice President and Chief Financial Officer of Kellogg Company. In addition, beginning in 2004 and through his retirement, Mr. Boromisa was a member of Kellogg Company's Global Leadership Team. Prior to 2004, Mr. Boromisa occupied various leadership positions with Kellogg. Mr. Boromisa is also a director at Haworth International, Inc., a privately held, multinational, office furniture design and manufacturing company.

Experience and Skills:
With nearly 30 years of experience at Kellogg Company, including serving as its Chief Financial Officer and leading various operational business units, Mr. Boromisa has obtained international business, brand building and finance expertise.

2020 PROXY STATEMENT	20

GINA R. BOSWELL Age: 57 Director since: 2013
Select Business Experience: Retired President, Customer Development, Unilever U.S.A.	Board Committees: Compensation Governance	Other Public Directorships: ManpowerGroup Inc.

Career Highlights:
From May 2017 until her retirement in October 2019, Ms. Boswell was the President, Customer Development for Unilever U.S.A., one of the largest markets for Unilever PLC / Unilever N.V., a multinational consumer goods company whose products include Dove, Vaseline, Lipton, and Hellman's. From July 2015 to May 2017, Ms. Boswell served as Executive Vice President and General Manager for Unilever UK & Ireland. From 2011 to September 2015, Ms. Boswell served as Executive Vice President, Personal Care for Unilever PLC / Unilever N.V. From 2008 to 2011, Ms. Boswell served as President, Global Brands, for The Alberto Culver Company, a consumer goods company. Ms. Boswell has held numerous other senior leadership positions with other leading global companies, including Avon Products, Inc., Ford Motor Company, and Estee Lauder Companies, Inc. Ms. Boswell is a member of the board of ManpowerGroup Inc., a publicly traded workforce solutions company.

Experience and Skills:
Through senior leadership roles with leading branded companies, Ms. Boswell has obtained expertise in brand building, international business, marketing, digital/eCommerce and finance, and her service as a director of public companies has given her experience with public company governance and related matters.

2020 PROXY STATEMENT	21

DAVID T. KOLLAT Age: 81 Director since: 1992
Select Business Experience: President and Chairman, 22, Inc.	Board Committees: Independent Lead Director	Other Public Directorships: None

Career Highlights:
Dr. Kollat has been Chairman and President of 22, Inc., a company specializing in research and management consulting for retailers and consumer goods manufacturers, since 1987. In addition to his marketing and management experience as Chairman and President of 22, Inc., Dr. Kollat served for 11 years in senior leadership positions at L Brands, Inc., a publicly traded, multinational apparel and retail company, including as Executive Vice President, Marketing; President of Victoria's Secret Direct; and as a member of its executive committee. Dr. Kollat is Lead Independent Director of Wolverine Worldwide, a position he has held since 2007. Dr. Kollat was a director of L Brands, Inc. from 1976 to 2019 and was a director of Sleep Number Corporation, a bed manufacturer and retailer, from 1994-2018.

Experience and Skills:
Dr. Kollat's more than 40 years' experience at L Brands, Inc. and 22, Inc. has provided him with marketing, apparel, international business, brand building, retail and finance expertise. He also has significant experience with company governance and related matters through service on more than twenty boards of directors, including extensive service on public company boards, and service as a Lead Independent Director and chair of nominating, audit and compensation committees.

2020 PROXY STATEMENT	22

BOARD LEADERSHIP

The Company's Corporate Governance Guidelines give the Board the flexibility to determine the best leadership structure for the Company based upon the Company's evolving needs and opportunities. The Governance Committee periodically reviews the Board's leadership structure, including whether to separate the roles of Chairman and CEO, based upon the Board and Company's then-current circumstances, and recommends changes to the Board as appropriate. Currently, the Company's CEO also serves as the Chairman of the Board. In addition, since 1993, the independent directors have annually elected a Lead Independent Director who performs a role in many ways similar to an independent Chairman. The Board continues to believe that this leadership structure is in the best interests of the Company and its shareholders at this time because it provides the Board with effective independent oversight of management. Specifically, the Lead Independent Director has the following enumerated responsibilities:

  •
  Serve, as necessary, as a liaison between the Chairman and the independent directors

  •
  Preside over Board meetings in the absence of the Chairman

  •
  Review, approve and help develop the agendas and scheduling for Board and committee meetings

  •
  Review and approve information and meeting materials sent to the Board

  •
  Preside over executive sessions, with the authority to call executive sessions

  •
  Work with the Compensation Committee and members of the Board to provide an effective annual performance review of the CEO and participate in CEO succession planning

  •
  Oversee, along with the Governance Committee, the annual Board and committee evaluations

  •
  Be available for consultation and communication with shareholders, as appropriate

DIRECTOR INDEPENDENCE

The Board annually assesses the independence of all directors. To qualify as "independent," the Board must affirmatively determine that the director is independent under the Company's Director Independence Standards, which are modeled after the listing standards of the NYSE. Under NYSE listing standards, the Board has determined that 9 of the Company's 10 directors are independent. Only Mr. Krueger, the Company's CEO, is not independent. All of the Board's committees are comprised entirely of independent directors. The independent directors generally meet in executive session at each regularly scheduled meeting.

The Director Independence Standards define an "Independent Director" as a director who the Board determines otherwise has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), and who:

  •
  Is not, and in the past three years has not been, an employee of the Company

  •
  Does not have, and has not had within the last three years, an immediate family member employed as an executive officer of the Company

  •
  Has not received, and has not had an immediate family member receive during any 12 month period within the last three years, any direct compensation from the Company in excess of $120,000 (other than compensation for Board service; compensation received by the director for former service as an interim Chairman, CEO or other executive officer; compensation received by the director's immediate family member for service as a non-executive employee; or pension and other forms of deferred compensation for prior service if such compensation is not contingent in any way on continued service)

  •
  Is not a current employee or partner of a firm that is the Company's internal or external auditor

2020 PROXY STATEMENT	23

  •
  Has not been, and has not had an immediate family member who has been within the last three years, a partner or employee of the Company's internal or external auditor and personally worked on the Company's audit within that time

  •
  Has not had an immediate family member who is (i) a current partner of the Company's internal or external auditor, or (ii) a current employee of the Company's internal or external auditor who personally works on the Company's audit

  •
  Is not, and has not been within the last three years, part of an interlocking directorate in which a current executive officer of Wolverine Worldwide serves or served on the compensation committee of another company where the director or the director's immediate family member concurrently serves or served as an executive officer

  •
  Is not an employee of, and does not have an immediate family member who is an executive officer of, another company that has made payments to, or received payments from, Wolverine Worldwide for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1,000,000 or 2% of the other company's consolidated gross revenues

  •
  Has not had any other direct or indirect relationship with Wolverine Worldwide that the Board determines is material

BOARD COMMITTEES, MEETINGS AND MEETING ATTENDANCE

The Board has three standing committees: Audit, Compensation and Governance. Each committee meets periodically throughout the year and reports its recommendations to the Board. The Company expects directors to attend every meeting of the Board and the committees on which they serve and to attend the annual meeting of shareholders. In 2019, all directors then serving on the Board attended the 2019 Annual Meeting of Shareholders, and all directors attended at least 75% of the meetings of the Board (8 meetings in 2019) and the committees on which they served. All directors are typically invited to and attend all committee meetings.

Each committee annually evaluates its performance to determine its effectiveness. The Board has determined that all committee members are "independent" as defined by NYSE listing standards. Furthermore, each Audit Committee member satisfies the NYSE "financial literacy" requirement. In addition, the Board has determined that Mr. Boromisa and Mr. Gerber are "audit committee financial experts" under Securities and Exchange Commission ("SEC") rules. Each committee's charter, with a complete list of the duties and responsibilities, is available on the Company's website at www.wolverineworldwide.com/investor-relations/corporate-governance/.

2020 PROXY STATEMENT	24

2020 PROXY STATEMENT	25

Non-Employee Director Compensation in Fiscal Year 2019

The Company's non-employee director compensation philosophy is to pay compensation that is competitive with the compensation paid by companies of similar size, in similar industries and with whom Wolverine Worldwide competes for director candidates. The Governance Committee, with input from management and from the Compensation Committee's independent compensation consultant, reviewed director compensation and compared it to market data, including a comparison to director compensation for the Company's Peer Group, as defined on page 45, and broader industry market surveys (FW Cook 2017 Director Compensation Report and NACD 2017-2018 Director Compensation Report). Based on this review, non-employee director compensation for fiscal year 2019 was updated as follows compared to fiscal year 2018 compensation.

  •
  Increased annual cash director fee by $5,000

  •
  Increased annual Governance Chair fee by $2,500

  •
  Increased annual restricted stock unit grant by $5,000

These changes were implemented to keep Wolverine director compensation near the median of its peer group.

The following table provides information regarding the compensation of the Company's non-employee directors for fiscal year 2019. Mr. Krueger receives compensation for his services as the Company's CEO and President, but does not receive any additional compensation for his service as a director or chairman.

	Fees Paid in Cash		Cash Amounts Voluntarily Deferred		Fees Earned or Paid in Cash[1]		Restricted Stock Unit Awards[2]		Totals
Boromisa	-	+	$114,500	=	$114,500	+	$135,011	=	$249,511

Boswell	$99,000	+	-	=	$99,000	+	$135,011	=	$234,011

Divol	$102,000	+	-	=	$102,000	+	$135,011	=	$237,011

Gerber	$119,500	+	-	=	$119,500	+	$135,011	=	$254,511

Gromek	-	+	$51,185	=	$51,185	+	-	=	$51,185

Kollat	$135,000	+	-	=	$135,000	+	$170,014	=	$305,014

Lauderback	$76,500	+	$25,500	=	$102,000	+	$135,011	=	$237,011

Long	$122,315	+	-	=	$122,315	+	$135,011	=	$257,326

McCreight	$49,863	+	-	=	$49,863	+	$135,020	=	$184,883

Volkema	-	+	$119,500	=	$119,500	+	$135,011	=	$254,511

1
Represents cash payments received or deferred by directors for fiscal year 2019. Directors may defer fees pursuant to the Director Deferred Compensation Plan or Deferred Compensation Plan (each as defined below). The table shows the Fees Earned or Paid in Cash separated into Fees Paid in Cash and Cash Amounts Voluntarily Deferred.
2
Represents the aggregate grant date fair value of restricted stock units granted to non-employee directors in fiscal year 2019, calculated in accordance with Accounting Standard Codification ("ASC") Topic 718, without regard to estimated forfeitures. The chart below lists the aggregate outstanding option awards (granted prior to 2018) and restricted stock units held by non-employee directors at the end of fiscal year 2019. For valuation assumptions, see the Stock-Based Compensation footnote to Wolverine Worldwide's Consolidated Financial Statements for fiscal year 2019 included in its Form 10-K for this year.

2020 PROXY STATEMENT	26

Name	Option Awards Outstanding at December 28, 2019 (#)	Restricted Stock Units held at December 28, 2019 (#)
Boromisa	61,994	8,085

Boswell	44,735	3,645

Divol	40,002	3,645

Gerber	55,326	3,645

Gromek	61,994	-

Kollat	74,296	10,226

Lauderback	55,326	3,645

Long	60,642	8,085

McCreight	-	3,781

Volkema	55,326	8,085

  Includes 4,440, 5,636, 4,440 and 4,440 fully vested restricted stock units held by each of Mr. Boromisa, Dr. Kollat, Mr. Long and Mr. Volkema, respectively, that were deferred and will be settled on such date as elected by the director.

The following table shows the non-employee director compensation program for fiscal year 2019:

	Compensation Plan for 2019

Component	Cash	Restricted Stock Units[1]
Annual Director Fee	$75,000	Number of restricted stock units "RSUs" with a grant date value of $135,000.

Audit Committee Annual Fee	$15,000

Audit Committee Chairperson Annual Fee	$25,000

Compensation Committee Annual Fee	$12,000

Compensation Committee Chairperson Annual Fee	$20,000

Governance Committee Annual Fee	$12,000

Governance Committee Chairperson Annual Fee	$17,500

Lead Director Annual Fee	In lieu of the standard Annual Director Fee, the Lead Director was paid a Cash Retainer of $135,000.	In lieu of the standard RSU grant, the Lead Director received a number of RSUs with a grant date value of $170,000.

1
For fiscal year 2019, Messrs. Boromisa, Gerber, Long and Volkema and Mses. Boswell, Divol and Lauderback each received 3,645 restricted stock units, Mr. McCreight received 3,781 and Dr. Kollat received 4,590 restricted stock units, in all cases, granted in May 2019 under the Stock Incentive Plan of 2016, as amended. Director RSUs vest one year from the date of grant.

Director Deferred Compensation Plan.    The Company's Amended and Restated Outside Directors' Deferred Compensation Plan (the "Director Deferred Compensation Plan") is a supplemental nonqualified deferred compensation plan for non-employee directors. A separate non-employee director deferred compensation plan applies to benefits accrued under that plan before January 1, 2005. The Director Deferred Compensation Plan permits all non-employee directors to voluntarily defer, at their option, 25%, 50%, 75% or 100% of their director fees. The Company establishes a book account for each non-employee director and credits the director's account with a number of stock units equal to the amounts voluntarily deferred, divided by the closing market price of common stock on the payment/deferral date. The Company also credits director accounts with dividend equivalents on amounts previously deferred in the form of additional stock units. The amounts credited to director accounts are treated as if invested in Wolverine Worldwide common stock. The number of stock units held in director accounts is set forth under the "Stock Ownership By Management and Others" table below.

Upon a director's termination of service, or such later date as a director selects, the Company will distribute the stock units in the director's book account in shares of Wolverine Worldwide common stock in either a single, lump sum distribution or annual installment distributions over a

2020 PROXY STATEMENT	27

period of up to 20 years (10 years under the plan for benefits accrued before January 1, 2005). The Company converts each stock unit to one share of Wolverine Worldwide common stock.

Upon a "change in control," the Company will distribute to the director, in a single, lump sum distribution, Wolverine Worldwide common stock in a number of shares equal to the stock units credited to a director's book account. The Deferred Compensation Plan defines "change in control" as any of the following:

  •
  The acquisition by any person, or by more than one person acting as a group, of more than 50% of either (i) the then outstanding shares of common stock of Wolverine Worldwide or (ii) the total fair market value of Wolverine Worldwide

  •
  The acquisition by any person, or more than one person acting as a group, during the 12 month period from and including the date of the most recent acquisition, of ownership of 30% or more of the outstanding common stock of Wolverine Worldwide

  •
  The replacement of a majority of the individuals who constitute the Board during any 12 month period by directors whose appointment or election is not endorsed by a majority of the directors prior to the date of the appointment or election

  •
  The acquisition, during any 12 month period ending on the date of the most recent acquisition, by any person of assets from Wolverine Worldwide having a gross fair market value of at least 40% of the gross fair market value of all the assets of Wolverine Worldwide immediately before the acquisition

Deferred Compensation Plan.    For a description of the non-qualified Deferred Compensation Plan under which directors may also defer cash fees, please see the "Non-Qualified Deferred Compensation" section on page 60.

NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP GUIDELINES

Each non-employee director must attain (and maintain) a minimum stock ownership level (including owned shares, the in-the-money value of stock options, and stock units under the Directors' Deferred Compensation Plan) equal to six times the non-employee director annual cash retainer prior to being able to gift or sell any Company stock. During 2019, all non-employee directors were in compliance with these guidelines.

2020 PROXY STATEMENT	28

Securities Ownership of Officers and Directors and Certain Beneficial Owners

FIVE PERCENT SHAREHOLDERS

The following table sets forth information about those holders known by Wolverine Worldwide to be the beneficial owners of more than five percent of Wolverine Worldwide's outstanding shares of common stock as of March 18, 2020:

Amount and Nature of Beneficial Ownership of Common Stock
Name and Address of Beneficial Owner	Sole Voting Power	Sole Investment Power	Shared Voting Power	Shared Investment Power	Total Beneficial Ownership	Percent of Class[3]

BlackRock, Inc.[1] 55 East 52nd Street New York, NY 10055	12,504,053	12,737,540	-	-	12,737,540	15.7%

The Vanguard Group[2] 100 Vanguard Boulevard Malvern, PA 19355	121,949	8,075,497	14,538	125,360	8,200,857	10.1%

1.
Based solely on information set forth in Schedule 13G/A filed on February 4, 2020.
2.
Based solely on information set forth in Schedule 13G/A filed on February 12, 2020.
3.
Based on 81,069,852 shares outstanding as of March 18, 2020.

2020 PROXY STATEMENT	29

STOCK OWNERSHIP BY MANAGEMENT AND OTHERS

The following table sets forth the number of shares of common stock beneficially owned as of March 18, 2020, by each of the Company's directors and named executive officers and all of the Company's directors and executive officers as a group:

	Amount and Nature of Beneficial Ownership of Common Stock[1]
	Deferred Stock Units, Sole Voting and/or Investment Power[2,3]	Shared Voting or Investment Power[4]	Stock Options[5]	Total Beneficial Ownership	Percent of Class[6]
Jeffrey M. Boromisa	65,504	54,152	55,326	174,982	*

Gina R. Boswell	16,217	-	44,735	60,952	*

Roxane Divol	22,241	-	40,002	62,243	*

William K. Gerber	44,383	-	55,326	99,709	*

Michael Jeppesen	26,693	-	51,988	78,681	*

David T. Kollat	305,859	-	67,628	373,487	*

Blake W. Krueger	806,531	50,000	1,072,126	1,928,657	2.35%

Brenda J. Lauderback	69,259	-	55,326	124,585	*

Nicholas T. Long	19,201	-	60,642	79,843	*

David W. McCreight	-	-	-	-

Todd W. Spaletto	63,903	-	-	63,903	*

Michael D. Stornant	161,805	-	145,842	307,647	*

Michael A. Volkema	65,136	-	55,326	120,462	*

James D. Zwiers	96,534	176,158	230,588	503,280	*

All directors and executive officers as a group (16 people)	1,808,025	280,310	1,964,460	4,052,795	4.88%

    *
    Represents beneficial ownership of less than 1%.

    1
    The numbers of shares stated are based on information provided by each person listed and include shares personally owned of record and shares that, under applicable regulations, are considered to be otherwise beneficially owned.
    2
    These numbers include restricted shares held, which are subject to forfeiture if the terms of the award are not satisfied and also include deferred stock units held by directors under the Directors' Deferred Compensation Plan.

2020 PROXY STATEMENT	30

    3
    The table does not include the following time-vested restricted stock units and performance units owned by directors and NEOs as of March 18, 2020:

	Restricted Units		Performance Units
Boromisa	8,085	*	-

Boswell	3,645		-

Divol	3,645		-

Gerber	3,645		-

Jeppesen	27,460		44,234

Kollat	10,226	*	-

Krueger	145,954		366,115

Lauderback	3,645		-

Long	8,085	*	-

McCreight	3,781		-

Spaletto	28,468		45,495

Stornant	32,683		52,729

Volkema	8,085	*	-

Zwiers	30,362		48,310

*
Includes 4,440, 5,636, 4,440 and 4,440 fully vested restricted stock units held by each of Mr. Boromisa, Dr. Kollat, Mr. Long and Mr. Volkema, respectively, that were deferred and will be settled on such date as elected by the director.
    4
    These numbers include shares over which the listed person is legally entitled to share voting or investment power by reason of joint ownership, trust or other contract or property right and shares held by spouses, children or other relatives over whom the listed person may have influence by reason of such relationship.
    5
    The numbers represent shares that may be acquired within 60 days after March 18, 2020, by the exercise of stock options granted under Wolverine's various stock option plans. These numbers are also included in the Total Beneficial Ownership column.
    6
    As of March 18, 2020, based on 81,069,852 shares outstanding on that date plus the number of stock options exercisable by the specified person(s) within 60 days of March 18, 2020, as indicated in the "Stock Options" column.

2020 PROXY STATEMENT	31

Compensation Discussion and Analysis

SUMMARY

The Company's Compensation Discussion and Analysis ("CD&A") provides an overview and analysis of the executive compensation program for the Company's named executive officers ("NEOs"). For 2019, the Company's NEOs were:
Blake W. Krueger	Chairman, Chief Executive Officer and President
Michael Jeppesen	President, Global Operations Group
Todd W. Spaletto	President, Wolverine Michigan Group
Michael D. Stornant	Senior Vice President, Chief Financial Officer and Treasurer
James D. Zwiers	Executive Vice President

COMPENSATION PHILOSOPHY AND OBJECTIVES

The Company's compensation philosophy is to provide executives with a competitive compensation package that is heavily weighted towards performance-based (performance units and annual bonus opportunity) and variable (restricted stock units) compensation in order to encourage superior business and financial performance over the short and longer term and, by linking compensation with stock price performance, to closely align the interests of the Company's NEOs with those of its shareholders without encouraging excessive risk-taking. The Compensation Committee (the "Committee") oversees the Company's executive compensation program.

The executive compensation program has four primary objectives:

  •
  Attract and retain talented NEOs who will lead Wolverine Worldwide and drive superior business and financial performance

  •
  Provide incentives for achieving specific pre-established longer-term corporate financial goals and reward the attainment of those goals
  •
  Provide incentives for achieving specific pre-established near-term individual, business unit and corporate goals and reward the attainment of those goals

  •
  Align the interests of NEOs with those of the shareholders through incentives based on achieving performance objectives that enable increased shareholder value

Compensation Decisions in Context: Key 2019 Accomplishments and Financial Highlights

2019 was a successful year for the Company. Key financial highlights for the Company in 2019 included the following:

  •
  Revenue of $2.27 billion grew at a 1.5% rate and an underlying rate of 2.3%, with solid growth among our largest brands – Merrell, Sperry, and CAT – and significant growth in our direct-to-consumer channel, including eCommerce and stores.

  •
  Reported diluted earnings per share of $1.44; adjusted diluted earnings per share of $2.25, a record for the Company.

  •
  Full-year cash from operations of $222.6 million exceeded expectations.

  •
  Returned capital to shareholders in an efficient manner, including $319.2 million in share repurchases and a 25% dividend increase for a $0.40 per share annual dividend.

2020 PROXY STATEMENT	32

  •
  Ended 2019 in an extremely strong financial position, with a bank-defined leverage ratio of only 2.05 times, and total liquidity of approximately $1.3 billion available to execute future actions intended to drive total shareholder return.

2019 Compensation Program Overview

The Company's executive compensation program consists of base salary, annual bonus opportunity, long-term incentive compensation, and benefits. A breakdown of base salary, annual performance bonus, and long-term incentive compensation is illustrated below:

ELEMENT	COMPONENT	METRICS	WHAT THE PAY ELEMENT REWARDS
Base Salary	• Cash	• Fixed amount based on responsibilities, experience and market data	• Scope of core responsibilities, years of experience, and potential to affect the Company's overall performance
Annual Performance Bonus	• Company/Business Unit Cash Bonus • Individual Cash Bonus • Backlog Modifier	• 85% revenue and adjusted pretax earnings • 15% specific individualized performance targets • Total payout adjusted up/down up to plus or minus 25% based on year-end backlog modifier	• Achieving specific corporate business and/or divisional objectives over which the NEO has reasonable control • Achieving specific personal objectives • Achieving key financial metric, consistent with communicated objectives
Long-Term Incentive Compensation	• Performance share units • Time-vesting restricted stock units	• Uses the following performance metrics (weighted as indicated) • 65% Adjusted earnings per share • 35% Adjusted business value-added • Relative TSR adjusted total payout up/down up to plus or minus 25% • Four-year vesting for time-vested restricted stock units	• Balances focus on near-term profitability with longer-term shareholder value creation • Achieving long-term corporate objectives • Driving long-term shareholder value • Continued, long-term employment at Wolverine Worldwide • Adjusted to increase (or reduce) payout based on relative TSR performance

Pay at Risk

Under the Company's compensation program, a significant portion of the compensation awarded to the NEOs generally, and to the CEO in particular, is at risk (contingent upon the attainment of various pre-established short and long-term financial goals) and variable (contingent on the performance of the Company's stock price). NEO compensation that is significantly at risk and variable incentivizes superior business and financial performance and, by linking compensation with stock price performance, aligns the interests of executives with those of shareholders.

2020 PROXY STATEMENT	33

The following graphic illustrates the percentage of 2019 NEO target compensation that is at risk:

CEO 2019 Target Total Compensation

Other NEO 2019 Average Target Total Compensation

Long-Term Incentive Program Mix

The long-term incentive program is heavily weighted to at-risk compensation, with a mix of 70% performance stock units and 30% time vested restricted stock units for the CEO. For other NEOs, the 2019 mix was 60% performance stock units and 40% time vested restricted stock units.

Compensation Best Practices

What we do	What we do not do

✓

Vast majority of pay is at risk or variable, i.e., performance-based or equity-based or both

✓

Stringent share ownership requirements (6x base salary for CEO)

✓

Broad-based clawback policy

✓

Significant vesting horizon for equity grants

✓

Double trigger equity acceleration (for grants in 2017 and beyond)

✓

Independent Compensation Committee Consultant

✓

Review executive compensation program to ensure it doesn't promote excessive risk taking

✓

Proactively engage with top shareholders on compensation and governance issues

✓

Conduct annual say-on-pay votes

✓

Balance short-term and long-term incentives

✗

No dividends or dividend equivalents on unearned performance shares/units

✗

No repricing or replacing of underwater stock options

✗

No overlapping metrics

✗

No excessive or unnecessary perquisites

✗

No hedging, pledging, or short sales of Company stock

✗

No excise tax gross-ups in change-in-control agreements for new officers (hired after 2008)

2020 PROXY STATEMENT	34

Compensation Discussion and Analysis

2019 COMPENSATION PROGRAM OVERVIEW

Setting Targets

Each February, the Committee recommends (and the independent directors approve) target compensation for the CEO for the upcoming year after considering the latest available information, including the Company's TSR and other business and financial performance, information provided by the Committee's compensation consultant regarding executive compensation trends and compensation paid to other chief executive officers of companies in the compensation peer group (described below), and information provided by management on recent Company performance and the Company's future business and financial outlook. The Committee's goal is to set the CEO's compensation in line with the anticipated market median compensation for that year.

Given the significant weight the Company's executive compensation program places on at risk and variable compensation, the compensation realized by the CEO and NEOs can be significantly affected, both positively and negatively, by performance against the various operational and financial performance metrics pre-established by the Committee and by the performance of the Company's stock. The Board and Committee believe such a compensation program aligns the interests of the CEO and other NEOs with the interests of the shareholders.

The Company's executive compensation program consists of four primary elements: base salary, annual bonus opportunity, long-term incentive compensation and benefits. These elements are described in greater detail below.

Base Salary

As part of approving an NEO's base salary, the Committee considers a variety of factors including individual responsibilities, experience, skills, and potential to affect Wolverine Worldwide's overall performance, as well as market surveys and peer group information. The Committee considers these compensation factors subjectively, and no single factor or combination of factors was determinative in setting base salaries for any NEO for fiscal year 2019.

Based on the above factors, the Committee approved the 2019 base salaries for the NEOs as noted in the following table. The Committee held CEO salary flat in 2019 for the fifth year in a row and held it flat again in 2020. The 2-5% base salary increases for Messrs. Jeppesen, Spaletto, Stornant and Zwiers in 2019 were based on their performance evaluations as well as consideration of peer group and broad-based industry compensation data, as described in detail below. Like the CEO salary, the Committee held these base salaries flat in 2020.

Name	2019 Base Salary	2018 Base Salary
Krueger	$1,150,000	$1,150,000

Jeppesen	$625,000	$607,000

Spaletto	$630,000	$600,000

Stornant	$630,000	$600,000

Zwiers	$685,000	$670,000

2020 PROXY STATEMENT	35

Annual Bonus

In 2019, each NEO had the opportunity to earn annual cash incentive compensation ("annual bonus"), consisting of a performance bonus and an individual performance bonus, and further subject to a modifier:

	Key Factors	2019 Company Metrics
Performance Bonus

•

Based on performance measured against Company and/or business unit performance criteria established at the beginning of 2019

•

Payout determined by comparing performance against four performance levels set for each pre-set criterion: threshold, target, goal, and stretch

• Revenue (45%) • Adjusted pretax earnings (55%)

Individual Performance Bonus

•

Measured against individual performance criteria

•

Each NEO's payout was determined by comparing individual performance against specific individual criteria set at the beginning of 2019

•

Payouts can range from 0% to 200% depending on the NEO's performance against individual performance objectives

• Vary by each NEO

Modifier	• Total payout based on the above two components adjusted up or down by up to 25% based on year-end backlog	• +/– 25% year-end backlog modifier

A percentage of each NEO's 2019 base salary was set as the annual bonus target percentage (the "Target Bonus Percentage"). The Target Bonus Percentage represents the percentage of each NEO's base salary that could be earned as annual incentive compensation at a "target" performance level (100% payout) for each of the performance bonus and individual performance bonus. Generally, the Committee sets higher Target Bonus Percentages for individuals with greater influence on business strategy, profit or sales. This puts a larger percentage of an NEO's total potential cash compensation at risk, in line with the NEO's ability to influence these factors. For 2019, the NEOs had the following Target Bonus Percentages: Mr. Krueger 140%, Mr. Jeppesen 55%, and Mr. Stornant 60%, Mr. Spaletto 55%, and Mr. Zwiers 55%.

The Committee selected fiscal year 2019 revenue and adjusted pretax earnings as metrics for the performance bonus because it believes a strong correlation exists between performance on these financial measures and increases in shareholder value. The Committee also continued to include a year-end backlog modifier for 2019 to more directly align with the Company's focus on go-forward revenue growth.

Performance Bonus

Messrs. Krueger and Stornant had significant influence on the Company's overall business performance and, accordingly, their respective performance bonus opportunity (85% of their total annual bonus opportunity) is based on the Company performance criteria only. Messrs. Jeppesen, Spaletto and Zwiers were directly responsible for specific business units and exert a significant influence on those business units in particular, in addition to influencing Company performance. Accordingly, for each of these NEOs, a large percentage of their overall annual bonus opportunity was based on business unit performance, as reflected in the table on page 40.

As shown in the table below, the Committee also set four performance levels for each criterion: threshold (25% payout for pretax; 50% for revenue), target (100% payout), goal (150% payout) and stretch (200% payout). The Committee set the revenue and pretax earnings goals for these performance levels following a review of the Company's operating plan, historical performance, and industry and macroeconomic conditions. The performance targets were set aggressively, including setting the revenue performance at target (100%) at the high end of the Company's initial 2019 guidance. Performance targets required for 100% payout on both revenue and pretax earnings were set above 2018 performance targets and 2018 actual results.

2020 PROXY STATEMENT	36

Company Performance Level	in millions

(% of Target Payout)[1]	Revenue[2]	Adjusted Pretax Earnings[2,3]
Threshold (25% for pretax; 50% for revenue)	$2,250	$247.0

Target (100%)	$2,330	$277.0

Goal (150%)	$2,390	$295.0

Stretch (200%)	$2,445	$312.0

1
The maximum payout (before the effect of the modifier) an NEO can receive is 200% of his Target Bonus Percentage, even if performance is above stretch. An NEO would receive 0% of his Target Bonus Percentage if performance is below threshold. With the addition of the modifier, an NEO could earn up to an additional 25% of his overall payout after the modifier.
2
2019 corporate revenue performance fell between threshold and target, resulting in a 64.8% payout on this measure. 2019 corporate pretax earnings performance was below threshold, resulting in a 0% payout on this measure.
3
Adjusted pretax earnings are earnings before income taxes, excluding the effect of acquisitions, divestitures, accounting changes, restructuring, or other special charges or extraordinary items excluded by the Compensation Committee. Pretax earnings for 2019 exclude the impact of environmental and related costs, business development costs and reorganization costs.

For each business unit, the Committee sets the revenue and adjusted pretax earnings goals at substantially similar levels of difficulty as the goals for the Company and with a similar degree of difficulty as in prior years. The below table shows historical weighted performance levels achieved by the business units using these performance criteria for the years for which a meaningful comparison can be made.

Historical Group Performance[1]
	2019	2018	2017	2016	2015
Wolverine Michigan Group	Below threshold	Between threshold and target	Between target and goal	Below threshold	Below threshold

Sourcing / Leathers / Distribution	Between threshold and target	Between threshold and target	Between target and goal	Between target and goal	Between goal and stretch

International Group	Between threshold and target	Between target and goal	Between target and goal	Between target and goal	Between target and goal

eCommerce	Between target and goal	Between threshold and target	Between target and goal	Between threshold and target	N/A

Stores	Below threshold	Between threshold and target	Between threshold and target	N/A	N/A

1
The brand groups were changed in 2019. The performance information above is for the historical group closest in makeup to the 2019 groups.

In February 2020, the Committee certified actual 2019 performance compared to the performance levels for the Company and business unit criteria. The Company's fiscal year 2019 revenue was approximately $2.274 billion, which was between threshold and target level. The Company's adjusted pretax earnings for fiscal year 2019 were $238.8 million, which was below threshold. The weighted average results for the applicable performance criterion are shown in the below table:

	2019 Performance	Overall Weighted Payout by Group
Wolverine Michigan Group	Below Threshold	0%

Sourcing / Leathers / Distribution	Between Threshold and Target	94%

Wolverine Worldwide	Below Overall Threshold	29%

International Group	Between Threshold and Target	58%

eCommerce	Between Target and Goal	107%

Stores	Below Overall Threshold	44%

2020 PROXY STATEMENT	37

For 2019, the Company paid the NEOs the following amounts relating to the performance bonus.

Name	Performance Bonus (as a % of Total Annual Bonus Opportunity)[1]	Performance Bonus Opportunity (as a % of an NEO's Target Percentage)[1]	Performance Bonus Percentage Earned[1,2,3]	Performance Bonus Paid[1,2,3]
Krueger	85%	0 - 200%	29%	$399,055

Jeppesen	85%	0 - 200%	62%	$181,385

Spaletto	85%	0 - 200%	10%	$30,034

Stornant	85%	0 - 200%	29%	$92,833

Zwiers	85%	0 - 200%	55%	$174,419

1
Not including any positive or negative adjustment based on the modifier described below.
2
Percentages earned and bonuses paid vary due to the relative performance of various business units versus overall corporate performance.
3
Not including Individual Performance Bonus.

Individual Performance Bonus

At the same time Target Bonus Percentages are set, the CEO approves measurable personal objectives for each NEO's individual bonus, other than for himself. The CEO submits, and the Committee reviews and approves, with such changes as it considers appropriate, the CEO's personal objectives. Such measurable personal objectives may include goals such as executing strategies supporting the Company's vision, developing employees, growing new business initiatives and driving operational excellence. Performance is evaluated by the CEO (or, in the case of the CEO, by the Committee and the other independent directors) based on qualitative and quantitative factors. Summaries of the specific personal objectives for each NEO are outlined in the table below, along with unweighted performance levels achieved on each measure in parenthesis:

NEO	2019 Personal Objectives
Krueger	people (80%), brand growth model (50%), growth (50%), and cash flow (100%)

Jeppesen	meeting sourcing diversification (150%), personnel (100%), and cost (100%) objectives

Spaletto	meeting financial plan (50%), brand growth (100%), brand initiatives (100%), brand protection (150%), and Google search interest (0%) objectives

Stornant	meeting financial plan (50%), growth (100%), process (100%), and cost (100%) objectives

Zwiers	meeting eCommerce (150%), stores (50%), international acceleration (50%), M&A (100%), brand protection (150%), and Google search interest (0%) objectives

Each personal objective is given a rating from "does not achieve" to "exceptional," with weighted performance ratings and payouts consistent with the following table:

Personal Objectives Rating	2019 Payout Level
Exceptional	200%

Far Exceeds	175%

Exceeds	150%

Achieves	100%

Achieves Some But Not All	50%

Does Not Achieve	0%

2020 PROXY STATEMENT	38

The CEO recommended, and the Committee approved, the 2019 cumulative weighted personal objectives scores and payout levels for each of the NEOs other than himself. The Committee and the other independent directors of the Board met with the CEO at the end of the year to evaluate his performance against his personal objectives. The Committee determined the cumulative weighted personal objectives score for the CEO and recommended to the independent directors of the Board the CEO's payout level.

Name	Individual Performance Bonus (as a % of Total Annual Bonus Opportunity)	2019 Individual Bonus Opportunity (as a % of an NEO's Target Percentage)	2019 Individual Bonus Percentage Achieved	2019 Individual Bonus Paid
Krueger	15%	0 - 200%	67%	$161,201

Jeppesen	15%	0 - 200%	125%	$64,096

Spaletto	15%	0 - 200%	80%	$41,199

Stornant	15%	0 - 200%	85%	$47,754

Zwiers	15%	0 - 200%	85%	$47,833

Backlog Modifier

The Committee maintained a backlog modifier for 2019 to continue to align with the Company's focus on revenue growth. The Committee set the following backlog modifier for 2019.

Company and Brand/Group Backlog[1,2]
Exceeded Backlog Growth Target	+2x

Achieved Backlog Growth Target	No Adjustment

Did Not Achieve Backlog Growth Target	–2x

1
Times the % increase or decrease in backlog
2
Modifier adjustments will not fall below –25% or exceed 25%

At the Company and Brand/Group levels, a 2x modification was applied to each percentage increase (positive modification) or decrease (negative modification) above or below a threshold increase level, capped at +/– 25%, based on average backlog at the end of the last three weeks of the 2019 fiscal year compared to the same periods during the 2018 fiscal year. The backlog modifier reduced overall payouts by 25%, and the resulting reductions in overall payouts are reflected in the table below in the "Backlog Multiplier" column.

2020 PROXY STATEMENT	39

Each NEO's total annual bonus opportunity for 2019 ranged from 0% to 200% of the Target Bonus Percentage before applying the backlog modifier. The accompanying table shows the aggregate annual incentive compensation payout earned by each NEO for 2019, as well as the portion of that aggregate number that is attributable to the performance bonus and individual performance bonus and the effect of the backlog modifier.

1
Based on revenue and pretax earnings performance criteria for the Company, as described above under "Annual Bonus — Performance Bonus."
2
Based on revenue and pretax earnings as the performance criteria for Leathers (15%). Based on the following factors for sourcing (20%); expense management, on-time delivery, product pricing, factory lead times, and product quality. Based on Distribution (5%) expense management.
3
Based on revenue and pretax earnings as the performance criteria for the Wolverine Michigan Group.
4
Based on revenue and pretax earnings as the performance criteria for: Stores (10%), eCommerce (15%), and International (30%).

Overall NEO annual bonus paid out below target levels, including for the CEO, in a year when the Company's TSR performance was at the 62nd percentile of its peer group. Further, the following graph shows the CEO's target bonus opportunity compared to his actual bonus earned over the last three years, which demonstrates the Company's pay for performance philosophy in action. There is clear directional alignment between the Company's TSR performance and the CEO's annual bonus achievement over this period, during which the Company's TSR performance was at the 80th percentile of its current peer group.

2020 PROXY STATEMENT	40

CEO 3-YEAR TARGET & ACTUAL BONUS / WWW INDEXED TSR

CEO Target Bonus
CEO Actual Bonus
WWW Indexed TSR
2017
2018
2019
$200
$150
$100
$50
$0
INDEXED TSR
Actual bonus is 176% of target bonus
Actual bonus is 105% of target bonus
Actual bonus is 26% of target bonus
$1,438
$2,526
$1,438
$1,514
$1,610
$420
1/1/2017
Target Bonus
Actual Bonus
1/1/2018
Target Bonus
Actual Bonus
1/1/2019
Target Bonus
Actual Bonus
1/1/2020

Bonus amounts in $000s; actual bonuses as earned under the Annual Bonus Plan and reflected in the Non-Equity Incentive Plan Compensation column of the SCT

LONG-TERM INCENTIVE COMPENSATION

In 2019, each NEO had the opportunity to earn long-term incentive compensation comprised of a mix of performance share units and time-based restricted stock unit awards.

	Key Factors	Performance Share Metrics[1]
Performance Share Units	• Performance share units are based on performance criteria covering three-year periods • Awards balance focus on near term profitability with longer term shareholder value creation	• Fully diluted adjusted EPS (65%) • Adjusted Business Value Added ("BVA")[2] (35%)

Time-Based Restricted Stock Unit Awards	• Encourages employee retention and rewards increases in stock price

1
EPS is calculated on a fully diluted basis and EPS and BVA are each adjusted to account for and exclude the effects of acquisitions, divestitures, accounting changes, restructuring, or other similar special charges or extraordinary items excluded by the Committee, including foreign exchange.
2
BVA is calculated by starting with operating income determined in accordance with U.S. generally accepted accounting principles ("GAAP"), and then reducing operating income by (1) an amount for income taxes where the effective tax rate used to calculate the income tax amount is determined in accordance with GAAP (adjusted consistent with EPS adjustments, as described above), and (2) a capital charge equal to a 14 point average of "net operating assets" during the fiscal year (with "net operating assets" defined as the net of trade receivables (net of reserves), inventory (net of reserves), other current assets, property, plant and equipment, trade payables and accrued liabilities) multiplied by 10%.

The Committee believes EPS is a key metric that plays an important role in driving shareholder value and that it further aligns the interests of the NEOs with other shareholders. The Committee believes that BVA is useful for determining incentive compensation because it ties the income statement (profit delivery) to the balance sheet (effective asset utilization) and does not focus on one to the exclusion of the other. The Committee further believes that focusing NEOs' interests on increasing BVA aligns their interests more closely with shareholder interests. The use of both EPS and BVA balances the NEOs' focus on near term profitability with longer term shareholder value. The Committee weighted EPS 65% and BVA 35% when determining the overall performance level. For the 2019-2021 performance period, the

2020 PROXY STATEMENT	41

Committee included a relative TSR modifier that provides a 25% positive adjustment to total payout for TSR performance in the top quartile of the Company's peer group and a 25% negative adjustment to total payout for performance in the bottom quartile of the peer group.

The Committee has chosen to provide long-term incentives in these forms because they incentivize and motivate different behaviors. Performance share units reward the achievement of key business criteria. Time-based restricted stock units encourage employee retention by providing some level of value to executives who remain employed during the vesting period. The use of restricted stock units also supports an ownership culture and thereby encourages executives to take actions that are best for the Company's long-term success. Both forms of long-term incentive compensation reward increased Company stock price.

2017-2019 Performance Stock Units

The following table lists the performance levels set by the Committee for performance stock unit awards granted for the 2017-2019 performance period, the vesting of which occurred on February 5, 2020 following the Committee's certification of 2017-2019 financial results.

Performance Level (Percentage of Target Payout)	Cumulative EPS for the 2017-2019 period[1]	Cumulative BVA for the 2017-2019 period[1] (in millions)
Threshold (50%)	$4.63	$336.3

Target (100%)	$5.02	$370.1

Goal (150%)	$5.41	$403.9

Stretch (200%)	$5.80	$440.9

1
Adjusted as described above.

In February 2020, the Committee evaluated the Company's performance for the 2017-2019 performance period against the criteria set forth in the table above and certified that the Company's performance on the EPS criteria and on the BVA criteria was above the stretch performance level. The Committee weighted the EPS attainment ($5.84; 200% of target performance) at 65% and the BVA attainment ($468.5 million; 200% of target performance) at 35%, resulting in a weighted average performance of 200%. During the 2017-2019 performance period, the Company's TSR performance was at the 69th percentile of its peer group so no TSR adjustment was made.

The following table lists the number of stock units that vested for each NEO under the 2017-2019 performance stock unit grant. In calculating the number of stock units that vest, the Company uses the stock price on the date of the grant, which results in the NEOs bearing the risk of stock price performance during the performance period.

Name	Stock Units Vesting (#)
Krueger	343,322

Jeppesen	41,576

Spaletto	40,088

Stornant	49,593

Zwiers	46,647

2019 Performance Stock Unit Awards

In the beginning of 2019, the Committee evaluated each NEO's long-term incentive target payout opportunity expressed as a dollar amount at target grant value for the grant of performance shares for the 2019-2021 period. Like performance shares granted for the 2018-2020 performance period, performance units are eligible to vest based on achievement of adjusted constant-currency EPS goals (weighted 65%) and adjusted constant-currency BVA goals (weighted 35%). An NEO may earn none, some, all, or a multiple of the performance units granted, depending on Company performance against the EPS and BVA targets and bonus targets over the three-year performance period. For the 2019-2021 performance period, the Committee included a relative TSR modifier that provides a 25% positive adjustment for TSR

2020 PROXY STATEMENT	42

performance in the top quartile of the Company's peer group and a 25% negative adjustment for performance in the bottom quartile of the peer group.

Name	2019-2021 Target[1]
Krueger	$4,042,500

Jeppesen	$488,400

Spaletto	$502,320

Stornant	$579,120

Zwiers	$533,400

1
See footnote 2 to the Summary Compensation Table for the grant date fair value of these awards, which reflects an accounting valuation of the effect of the TSR modifier.

The Company accrues, but does not pay, any dividends on any performance units during the performance period. Once the Committee certifies the Company's performance compared to the pre-determined performance criteria, some, all, none, or multiple of the performance share units awarded to each NEO will vest, and the NEO will receive accrued dividends only on the shares actually earned.

The Committee goes through a rigorous process in setting three-year EPS and BVA performance targets, including a careful review of the Company's prior year business and financial performance, current year operating plan and future expectations. To achieve target level EPS and BVA performance would require upper- to mid-single digit compounded annual growth percentages, respectively, over the performance period based on 2018 actual performance.

Restricted Stock Unit Awards

The accompanying table reflects the grant date value of the annual service-based restricted stock unit awards granted to each NEO.

Name	2019 Time-vested Restricted Stock Units
Krueger	$1,732,529

Jeppesen	$325,613

Spaletto	$334,907

Stornant	$386,113

Zwiers	$355,619

The Committee generally grants annual equity awards at its regularly scheduled February meeting, and the independent directors of the Board approve equity grants to the CEO generally on the same day that the Committee meets. Restricted stock units awarded vest 20% on the first and second anniversaries of the grant and 30% on the third and fourth anniversaries.

BENEFITS

Retirement, Deferred Compensation and Welfare Plans

The NEOs participate in Wolverine Worldwide's medical and dental plans and receive life and disability insurance. In 2019, Messrs. Krueger, Jeppesen, Stornant, and Zwiers also participated in the Wolverine Worldwide Employees' Pension Plan (a defined benefit plan) and the Wolverine World Wide, Inc. 409A Supplemental Executive Retirement Plan (an unfunded, non-qualified plan). For a description of the benefits under Wolverine Worldwide's retirement plans, see "Pension Plans and 2019 Pension Benefits" below.

All full time employees of the Company in the United States, including the NEOs, are also eligible to participate in one of Wolverine's 401(k) Plans (the "401(k) Plan"). Pursuant to the 401(k) Plan, employees, including the NEOs, may elect to defer a portion of their salary and receive a Company match on eligible deferrals of up to 3% of salary for 2019 (5.5% for those who do not participate in the Pension Plan), subject to limits set forth in the Internal Revenue Code of 1986, as amended. In 2016, the Company adopted the Wolverine Worldwide Executive Deferred Compensation Plan (the "Deferred Compensation Plan"). This plan allows directors, executives and other eligible senior

2020 PROXY STATEMENT	43

employees of the Company to elect to defer a portion of their eligible compensation. Wolverine Worldwide may, but need not, credit a participant with an additional discretionary Company contribution. In 2019, the Company made a discretionary voluntary contribution to the Deferred Compensation Plan on behalf of Mr. Spaletto, taking into account internal equity considerations given that he is not a participant in the Company's Employees' Pension Plan or Supplemental Executive Retirement Plan. The Company did not make any discretionary contributions on behalf of any other NEO in 2019. The Company adopted the Deferred Compensation Plan as a retention and recruitment tool to facilitate retirement savings and provide financial flexibility for key employees, and because many of the companies with which it competes for executive talent provide similar plans to their key employees. For a description of the benefits under the Deferred Compensation Plan, see "Non-qualified Deferred Compensation" below.

Perquisites

The Company provides limited perquisites to NEOs. The Company feels the perquisites that are provided round out a competitive total compensation package for each NEO. For details on perquisites, see footnote 5 to the "Summary Compensation Table" on page 49.

POST-EMPLOYMENT COMPENSATION

Each NEO is party to an Executive Severance Agreement that provides for certain payments and benefits upon termination of employment after a change in control of Wolverine Worldwide. The Board believes Executive Severance Agreements will motivate management to actively pursue a business transaction that is in the best interests of the shareholders, even if it could ultimately result in his or her job elimination, and also will promote management stability during the transition period accompanying a change in control. Each NEO is eligible to receive compensation if his employment is terminated within two years (Messrs. Jeppesen, Spaletto, Stornant and Zwiers) or three years (Mr. Krueger) following a change in control of Wolverine Worldwide. Even following a change in control, an NEO does not receive payment under the Executive Severance Agreement if his employment terminates:

  •
  Due to death or retirement in accordance with Wolverine Worldwide's policy or as otherwise agreed,

  •
  For cause or disability, or

  •
  By resignation of the NEO, other than for "good reason," which is discussed under the heading "Benefits Triggered by Termination Other than For Cause or for Good Reason" and the heading "Benefits Triggered Upon a Change in Control," both under the heading "Potential Payments Upon Termination or Change in Control"

NEOs may also be eligible under Wolverine Worldwide's retirement plans or equity plans to receive certain payments and benefits upon termination of employment or in connection with a change in control as described in the "Potential Payments Upon Termination or Change in Control" section of this Proxy Statement.

Mr. Krueger is also party to a 2008 Separation Agreement under which he receives certain payments and benefits if the Company terminates his employment, even if not following a change in control, other than for "cause" or if he terminates his employment for "good reason." The Committee determined upon appointing Mr. Krueger as CEO that, given the Company's strategic initiatives the Board had asked him to lead, it was appropriate for the Company to enter into a separation arrangement.

The Company includes accelerated retirement vesting provisions for equity awards, provided certain conditions are met, and for the payout of a prorated annual bonus for a qualifying retirement more than six months into the fiscal year. Details on these provisions and information on benefits payable to Mr. Krueger under his Separation Agreement and to each of the NEOs under the Executive Severance Agreements, as well as information on the other retirement and equity plans of Wolverine Worldwide, are included in the "Potential Payments Upon Termination or Change in Control" section of this Proxy Statement.

SAY-ON-PAY ADVISORY VOTE

We asked shareholders to vote on a "say-on-pay" advisory vote on our executive compensation in 2019. Shareholders expressed substantial support for the compensation of our named executive officers, with approximately 98% of the votes cast for the say-on-pay advisory vote. The Committee carefully evaluated the results of the 2019 advisory vote. The Committee also considers many other factors in evaluating our executive compensation programs as discussed in this Compensation Discussion and Analysis, including the Committee's assessment of total shareholder return, the interaction of our compensation programs with our corporate business objectives, evaluations of our programs by external consultants, and review of peer group and survey data, each of which is evaluated in the context of the Committee's fiduciary duty to act as the directors determine to be in shareholders' best interests. While each factor bore on the Committee's decisions regarding our named executive officers' compensation, the Committee made no changes to our executive compensation program and policies directly as a result of the 2019 say-on-pay advisory vote.

2020 PROXY STATEMENT	44

COMPENSATION SETTING PROCESS

Setting Targets

The Committee goes through a rigorous process in setting performance targets, including a careful review of the Company's prior year business and financial performance, current year operating plan, and future expectations. The Committee engages with management in this process over several months leading up to setting final annual bonus and three-year performance targets in February.

Competitive Philosophy and Competitive Market Data

When making compensation recommendations and decisions, the Committee considers the CEO's assessment of the performance of each NEO, other than himself; the performance of the individual and the individual's respective business unit or function; the scope of the individual's responsibilities, years of experience with the Company (or in similar positions with other companies), skills and knowledge; market compensation data; market and economic conditions; Company performance; retention considerations; and Wolverine Worldwide's compensation philosophy (collectively, the "compensation factors"). The Committee considers these compensation factors both subjectively and objectively, and no single factor or combination of factors is determinative. With respect to CEO compensation, the Committee seeks to set compensation in line with the anticipated market median for a given year.

The Committee uses market surveys and Peer Group (as defined below) information provided by its compensation consultant as market reference points. The Committee also considers information the Company learns through recruiting NEOs and the experience levels and responsibilities of NEOs prior to joining the Company as reference points in setting NEO compensation.

As part of its competitive data review in connection with determining 2019 compensation, the Committee considered information presented by its consultant Frederic W. Cook & Co. ("FW Cook") based on publicly-disclosed Peer Group information and on two published surveys: (1) 2018 Willis Towers Watson (WTW) CDB Executive Compensation Survey Report; and (2) 2018 US MBD Mercer Benchmark Database Executive Survey.

Peer Group

Below is the peer group used in late 2018 and early 2019 in connection with 2019 compensation decisions. In determining the Peer Group, the Committee considered each potential peer company's industry, channels of distribution, revenue and market capitalization. The Company also considered the typicality of a company's pay practices, excluding companies whose chief executive may not receive market compensation because of a founder relationship, family ownership position, or other similar relationships.

Abercrombie & Fitch Co.	Chico's FAS, Inc.	Foot Locker, Inc.	Hanesbrands Inc.	The Children's Place, Inc.

American Eagle Outfitters Inc.	Deckers Outdoor Corporation	G-III Apparel Group, Ltd.	Skechers USA, Inc.

Caleres, Inc.	Designer Brands, Inc.	Genesco Inc.	Tapestry, Inc.

Carter's, Inc.	Express, Inc.	Guess?, Inc.	Tailored Brands, Inc.

CEO Role

Within the framework of the Company's executive compensation program, the CEO recommends the level of base salary, annual bonus, long-term incentive compensation, equity awards and other compensation components for his direct reports, including the other NEOs. The CEO bases his recommendation upon his assessment of the compensation factors applicable to each NEO. The CEO considers these compensation factors both objectively and subjectively, and no single factor is determinative. The Committee discusses these recommendations with the CEO prior to setting the compensation for each NEO, other than the CEO. The Committee, however, ultimately determines all compensation for NEOs other than the CEO, whose compensation is determined by the independent directors as a whole.

Compensation Consultant Role

FW Cook was first engaged as the Committee's independent compensation consultant in 2016 and reports directly to the Committee. The Committee determines the scope of engagement and may replace the consultant or hire additional consultants at any time. The Committee has evaluated FW Cook's independence under the rules established by the NYSE and has determined that FW Cook is "independent" as

2020 PROXY STATEMENT	45

defined by NYSE rules. In addition, the Committee has evaluated whether the engagement of FW Cook raised any conflicts of interest and has determined that no such conflicts of interest exist.

At the Committee's invitation, a representative of FW Cook generally attends all Committee meetings and also communicates with the Committee Chair and management regularly between meetings. However, the Committee makes all decisions regarding NEO compensation. FW Cook provides various executive compensation services to the Committee pursuant to a consulting agreement with the Committee. Generally, these services include advising the Committee on the principal aspects of the Company's executive compensation program, evolving industry practices, and providing market information and analysis regarding the competitiveness of the Company's program design.

During 2019, FW Cook performed the following specific services:

  •
  Attended Committee meetings, as requested

  •
  Reviewed the Company's peer group and advised the Committee on the composition of the peer group

  •
  Reviewed survey data for competitive comparisons

  •
  Provided market data and recommendations on CEO and other NEO compensation

  •
  Advised the Committee on market trends related to compensation policies and programs

  •
  Proactively advised the Committee on best practice approaches for governance features of executive compensation programs

  •
  Reviewed the Compensation Discussion & Analysis and other executive compensation related disclosures included in the Company's Proxy Statement

The total fees the Company paid to FW Cook for services to the Committee in 2019 were $74,000, less than 1% of FW Cook's total consulting income during the same period. The Company did not pay or incur any other fees to or with FW Cook.

OTHER COMPENSATION POLICIES AND PRACTICES

NEO Stock Ownership Guidelines

Each NEO, as well as each non-employee director, must attain (and maintain) a minimum stock ownership level (including owned shares, a certain level of performance shares or units and restricted shares or units, and the in-the-money value of vested stock options) prior to being able to gift or sell any Company stock. During 2019, each NEO complied with the requirements of these guidelines.

Covered Positions	Guideline
CEO	6x Annual Salary

Other NEOs	2x Annual Salary

Non-Employee Directors	6x Annual Cash Retainer

Stock Hedging and Pledging Policies

Under the Company's Insider Trading Policy, all directors, officers and other employees are prohibited from engaging in any hedging transactions involving Company securities beneficially owned by them. The Company also considers it inappropriate for any such person to engage in speculative transactions in the Company's securities, including short sales, publicly traded options, margin accounts and pledges and standing and limit orders. Also, all directors, officers and other employees are prohibited from pledging Company securities as collateral for a loan.

Clawback Policy

The Company has adopted a clawback policy which empowers the Board or a committee of the Board to seek recovery of specified incentive compensation received by executive officers under specific circumstances where there is a material restatement of the Company's financial results that would have led to a lower level of incentive compensation payout.

2020 PROXY STATEMENT	46

Impact of Accounting and Tax Treatments on Compensation

The Tax Cuts and Jobs Act on December 22, 2017 eliminated the Section 162(m) performance-based compensation exemption, so the grants and awards made in 2019 are not eligible for such exemption. Even prior to the elimination of the performance-based compensation exemption, Wolverine Worldwide did not require all of its compensation programs, including programs under the plans listed above, to fit the performance-based compensation exemption under Section 162(m) because it believes it is important to preserve flexibility in administering compensation programs in a manner designed to promote varying corporate goals. Wolverine Worldwide has and in the future may continue to pay compensation that is limited in whole or in part as to tax deductibility.

2020 PROXY STATEMENT	47

Compensation Committee Report

The Committee has reviewed and discussed with management the information provided under the heading "Compensation Discussion and Analysis." Based on this review and discussion, the Committee recommended to the Board of Directors that the Company include the Compensation Discussion and Analysis section in this Proxy Statement and incorporate it by reference into the Company's Annual Report on Form 10-K.

Respectfully submitted,

Nicholas T. Long (Chair)
Jeffrey M. Boromisa
Gina R. Boswell
William K. Gerber

Compensation Committee Interlocks and Insider Participation.    During fiscal year 2019, none of the members of the Compensation Committee was an officer or employee of the Company, was a former officer of the Company, nor had a relationship with the Company requiring disclosure as a related party transaction under Item 404 of Regulation S-K of the Securities Act of 1933. None of the Company's executive officers served on the compensation committee or board of directors of another entity whose executive officer(s) served as a director on the Company's Board or on the Compensation Committee.

2020 PROXY STATEMENT	48

Summary Compensation Table

1
Includes any amounts deferred under the Company's qualified 401(k) plan or Deferred Compensation Plan.
2
Includes the grant date fair value of restricted stock unit awards and performance unit awards, as follows for 2019:

Name	Service-based Restricted Stock Unit Value	Performance Unit Value	Total
Krueger	$1,732,529	$4,605,665	$6,338,194

Jeppesen	$325,613	$528,267	$853,880

Spaletto	$334,907	$543,327	$878,234

Stornant	$386,113	$626,383	$1,012,496

Zwiers	$355,619	$576,949	$932,568

2020 PROXY STATEMENT	49

Restricted stock units were valued using the closing market price of Wolverine Worldwide common stock on the date of the grant of the respective award. Performance units were valued using the closing market price of Wolverine Worldwide common stock on the date of grant of the respective award and assuming target performance for all performance periods, with an adjustment to value for the TSR modifier where applicable, all consistent with ASC Topic 718. The target performance unit grant values without accounting adjustments are as set forth on page 43: ($4,042,500 for Mr. Krueger; $488,400 for Mr. Jeppesen; $502,320 for Mr. Spaletto; $579,120 for Mr. Stornant; and $533,400 for Mr. Zwiers (all with de minimis differences based on rounding up to the nearest unit)). Assuming maximum payout, the aggregate grant date fair value of performance units awarded in 2019 for each NEO (and, in parenthesis, the maximum value is combined with the grant date fair value of restricted stock unit awards for 2019) would have been: $26,233,993 ($27,966,522) for Mr. Krueger; $3,169,603 ($3,495,216) for Mr. Jeppesen; $3,758,298 ($4,144,411) for Mr. Stornant; $3,259,963 ($3,594,870) for Mr. Spaletto and $3,461,692 ($3,817,311) for Mr. Zwiers. Restrictions on such performance unit awards will lapse in the February following the last year of the applicable performance period, if at all, based on the Company's performance for the period (capped at 200%), potential +/- 25% adjustments for relative TSR performance and target bonus level over the three-year performance period. The actual value of shares that vest is also dependent on the stock price at the time of vesting. For Mr. Krueger, the amount also includes the incremental fair value ($233,000) calculated in accordance with ASC Topic 718, with respect to the 2017-2019 performance award held by him that was modified to reflect the structure of the performance award program. For additional valuation assumptions, see the Stock-Based Compensation footnote to Wolverine Worldwide's Consolidated Financial Statements for the fiscal year ended December 28, 2019 included in its Form 10-K for this year.
3
Reflects the sum of performance bonus and individual bonus amounts, as adjusted by any applicable modifier, earned in 2019, 2018 and 2017, respectively, and paid in 2020, 2019 and 2018 respectively. For Mr. Stornant, includes amounts deferred under the Deferred Compensation Plan.
4
All amounts in this column reflect, where applicable, the aggregate change in the actuarial present value of the accumulated benefits under the Wolverine Worldwide Employees' Pension Plan ("Pension Plan") and Wolverine World Wide, Inc. 409A Supplemental Executive Retirement Plan ("SERP") for Messrs. Krueger, Jeppesen, Stornant and Zwiers.The amounts in the table were determined using assumptions consistent with those used in Wolverine Worldwide's Consolidated Financial Statements for each respective year. See the "Pension Plans and 2019 Pension Benefits" section starting on page 58.
5
The amounts listed in this column for 2019 include Wolverine Worldwide's contributions to the accounts of the NEOs under Wolverine Worldwide's 401(k) plans and the Wolverine Worldwide Deferred Compensation Plan, payments made by Wolverine Worldwide for the premiums on certain life insurance policies, tax and estate planning services and health care reimbursements in the amounts listed in the table below.

Name	401(k) Match	Tax and Estate Planning	Health	Life Insurance Premiums	Deferred Compensation Plan Contribution
Krueger	$8,400	$8,285	$18,039	$1,523	$0

Jeppesen	$8,400	$0	$20,130	$711	$0

Spaletto	$15,400	$8,285	$21,326	$714	$21,872

Stornant	$8,400	$0	$19,526	$3,030	$0

Zwiers	$8,400	$8,285	$20,130	$3,022	$0

2020 PROXY STATEMENT	50

Grants of Plan-Based Awards in Fiscal Year 2019

The following table provides information concerning each grant of an award made to the NEOs in fiscal year 2019:

2020 PROXY STATEMENT	51

1
Estimated payout levels relating to the performance bonus and individual bonus. Maximum amount assumes stretch revenue and pretax earnings performance and achievement of the maximum backlog adjustment. For a description of these bonuses and the payouts under them, see pages 36-40.
2
Estimated payout levels of performance stock units granted under the Stock Incentive Plan of 2016, as amended (the "Stock Incentive Plan of 2016") for the 2019-2021 performance period. Restrictions on such performance unit awards will lapse in the February following the last year of the applicable performance period, if at all, based on the Company's performance for the period (capped at 200%), potential +/- 25% adjustments for relative TSR performance, and target bonus levels over the three-year performance period. The actual value of shares that vest is also dependent on the stock price at the time of vesting. The Company accrues, but does not pay, dividends on the performance shares during the performance period. At the end of the applicable performance period, the Company will pay to the NEO the accrued dividends (if any) on the performance units that vest. The target performance unit grant values without accounting adjustments are as set forth on page 43: ($4,042,500 for Mr. Krueger; $488,400 for Mr. Jeppesen; $502,320 for Mr. Spaletto; $579,120 for Mr. Stornant; and $533,400 for Mr. Zwiers (all with de minimis differences based on rounding up to the nearest unit)). For a description of the performance units granted in 2019 under the Stock Incentive Plan of 2016, see pages 41-43.
3
The Company awarded service-based restricted stock unit awards under the Stock Incentive Plan of 2016 to all NEOs. 20% of the units received under the awards reflected in this column vest on each of the first and second anniversaries of the date of grant of the award and 30% on the third and fourth anniversaries of the date of grant of the award. All restricted stock units vest upon an NEO's death, disability or retirement. Holders of restricted stock units are entitled to receive dividend equivalents on restricted stock units.
4
Represents the award date fair value for performance stock units and service-based restricted stock unit awards made in fiscal year 2019, determined as described in footnote 2 to the "Summary Compensation Table." For Mr. Krueger, the amount also includes the incremental fair value ($233,000) calculated in accordance with ASC Topic 718, with respect to the 2017-2019 performance award held by him that was modified to reflect the structure of the performance award program.

2020 PROXY STATEMENT	52

Outstanding Equity Awards at 2019 Fiscal Year-End

The following table provides information concerning options and stock awards that have not vested for each NEO outstanding as of December 28, 2019:

2020 PROXY STATEMENT	53

2020 PROXY STATEMENT	54

1
The following table sets forth the vesting dates for the unvested service-based restricted stock or stock unit awards of each NEO as of December 28, 2019:

Named Executive Officer	Vesting Date	Number of Shares to Vest
Krueger

	02/06/20	9,954

	02/07/20	10,879

	02/08/20	20,759

	02/10/20	31,572

	02/11/20	37,233

	02/07/21	16,319

	02/06/21	9,954

	02/08/21	20,759

	02/10/21	63,144

	02/06/22	14,931

	02/07/22	16,319

	02/06/23	14,931

Jeppesen

	02/06/20	1,870

	02/07/20	2,045

	02/08/20	3,930

	02/10/20	8,861

	02/11/20	4,554

	07/13/20	2,500

	02/06/21	1,871

	02/07/21	3,067

	02/08/21	3,930

	02/10/21	17,723

	07/13/21	5,000

	02/06/22	2,806

	02/07/22	3,067

	02/06/23	2,807

Spaletto

	02/06/20	1,924

	02/07/20	2,103

	02/20/20	4,266

	02/06/21	1,924

	02/07/21	3,154

	02/20/21	4,267

	02/06/22	2,886

	02/07/22	3,155

	02/06/23	2,887

2020 PROXY STATEMENT	55

Named Executive Officer	Vesting Date	Number of Shares to Vest
Stornant

	02/06/20	2,218

	02/07/20	2,462

	02/08/20	4,671

	02/10/20	10,270

	02/11/20	1,983

	06/12/20	2,138

	02/06/20	2,218

	02/07/21	3,692

	02/08/21	4,671

	02/10/21	20,539

	02/06/22	3,328

	02/07/22	3,693

	02/06/23	3,328

Zwiers

	02/06/20	2,043

	02/07/20	2,233

	02/08/20	4,664

	02/10/20	9,788

	02/11/20	5,647

	02/06/21	2,043

	02/07/21	3,349

	02/08/21	4,665

	02/10/21	19,576

	02/06/22	3,065

	02/07/22	3,350

	02/06/23	3,065

2
The dollar values are calculated using a per share stock price of $33.74, the closing price of Wolverine Worldwide common stock on December 27, 2019, the last business day of fiscal year 2019.
3
Following the end of the applicable three-year performance period, performance units vest depending upon the Company's achievement of the relevant EPS and BVA performance criteria. Shares actually vested for the 2017-2019 cycle are included in the "Number of Shares or Units of Stock That Have Not Vested" column. Performance between threshold and target was assumed for the 2018-2020 cycle and performance below threshold was assumed for the 2019-2021 cycle.

2020 PROXY STATEMENT	56

Option Exercises and Stock Vested in Fiscal Year 2019

	Option Awards		Stock Awards

	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting[1] ($)
Krueger	-	-	361,780	$12,679,520

Jeppesen	-	-	68,167	$2,287,263

Spaletto	-	-	33,027	$1,153,980

Stornant	-	-	55,601	$1,932,795

Zwiers	-	-	63,606	$2,227,373

1
The Company calculates the dollar values using the closing price of Wolverine Worldwide common stock on the date of vesting.

2020 PROXY STATEMENT	57

Pension Plans and 2019 Pension Benefits

Wolverine Worldwide maintains the following defined benefit retirement plans covering Messrs. Krueger, Jeppesen, Stornant, and Zwiers: (1) the Wolverine Worldwide Employees' Pension Plan ("Pension Plan"), which is a funded and tax-qualified defined benefit plan under the Internal Revenue Code that covers eligible employees, and (2) the Wolverine World Wide, Inc. 409A Supplemental Executive Retirement Plan ("SERP"), which is an unfunded, non-qualified plan that covers individuals recommended by the CEO and approved by the Compensation Committee. Mr. Spaletto does not participate in these plans.

QUALIFIED PENSION PLANS

Participants vest in the Pension Plan after five years of qualifying service. Subject to the limitations imposed by the Internal Revenue Code, the Pension Plan generally pays a monthly benefit in an amount equal to a percentage of the participant's final average monthly earnings multiplied by his or her number of years of service. For purposes of this benefits formula, the Pension Plan caps years of service at 25 (30 for non-SERP participants), and the percentages of final average monthly earnings are 2.4% for Mr. Krueger and 2.0% for Messrs. Jeppesen, Stornant, and Zwiers. "Earnings" as used in this Pension Plan formula generally includes base salary and annual bonus, less Social Security allowance, and for 2019 was capped at $280,000, the IRS limit applicable to tax qualified plans.

Upon retirement, a participant may elect to receive the benefit in the form of a life annuity, 5 or 10-year certain annuities, or joint and 50%, joint and 75%, or joint and 100% survivor annuities. The payments are actuarially adjusted based on the participant's election. Any election, other than an election to receive life annuity benefits, reduces the monthly benefit payable. The "normal" age at which benefits may be drawn under the plan is 65. Messrs. Krueger, Stornant and Zwiers are eligible to begin drawing early retirement benefits under the Pension Plan, as described in the "Benefits Triggered By Retirement, Death or Permanent Disability" section of this Proxy Statement.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Messrs. Krueger, Jeppesen, Stornant, and Zwiers participate in the SERP, which provides retirement benefits above amounts available under the Company's tax qualified Pension Plan. The SERP benefit generally equals the difference between the participant's retirement benefit under the Pension Plan and the benefits the participant would have received if there were no IRS imposed cap on earnings when calculating the Pension Plan benefit. The SERP caps years of service at 25 in calculating a participant's benefit. The SERP also allows a retired participant who has five years of service to draw earlier (beginning at age 55) and on different terms than under the Pension Plan. A participant's earnings percentage multiplier is the same under the SERP as it is under the Pension Plan (2.4% for Mr. Krueger and 2.0% for Messrs. Jeppesen, Stornant, and Zwiers). The Compensation Committee may grant additional deemed years of service under the SERP to a participant, subject to the cap of 25 years. The full benefit of any additional years of deemed service is paid under the SERP. Mr. Krueger reached the 25-year cap in 2012.

If a retired participant draws the SERP benefit prior to age 65, the reduction factor is 0.333% for each month prior to age 60, and 0.1666% for each month between age 60 and age 65. As of the end of fiscal year 2019, Mr. Krueger was the only NEO eligible to retire and begin drawing early benefits under the SERP.

SERP benefits are paid monthly, and the SERP has a lump sum payment option in the event of death or termination of employment after a change in control. The SERP also includes a disability benefit and a death benefit payable to the participant's designated beneficiary if the participant dies before retiring. The SERP provides for lump sum payments equal to 125% of the net present value of accrued benefits without regard to any reduction for early payment to participants who resign for good reason or are terminated by Wolverine other than for cause or due to death or disability within two years (Messrs. Jeppesen, Stornant, and Zwiers) or three years (Mr. Krueger) after a change in control.

The SERP also contains non-competition, confidentiality and employee non-solicitation provisions in favor of Wolverine Worldwide. Under the SERP non-competition provisions, a participant is not entitled to any benefit payment if the participant enters into certain relationships with a competing business prior to the date on which such benefit payment is due. If the participant's employment is terminated for serious

2020 PROXY STATEMENT	58

misconduct, or if Wolverine Worldwide cannot collect under an insurance policy purchased to fund SERP benefits for certain reasons, the Company may terminate a participant's benefits under the SERP. Wolverine Worldwide may terminate the SERP or stop further accrual of SERP benefits for a participating NEO at any time, but termination will not affect previously accrued benefits.

PENSION BENEFITS IN FISCAL YEAR 2019

The following table provides for each NEO certain information concerning each plan that provides for payments or other benefits at, following, or in connection with retirement:

	Plan Name	Number of Years During Credited Service Benefit[1] (#)	Present Value of Last Fiscal Year ($)	Payments Accumulated ($)

Krueger	SERP	25	$19,585,110[2]	-

	Pension	24	$2,415,065	-

Jeppesen	SERP	8	$1,364,725	-

	Pension	8	$568,073	-

Spaletto[3]	SERP	-	-	-

	Pension	-	-	-

Stornant	SERP	23	$2,928,696	-

		23	$1,198,296	-

Zwiers	SERP	22	$3,271,709	-

	Pension	22	$1,066,499	-

1
These values are as of December 28, 2019, and are calculated assuming the participants will commence their benefits at age 65 (in the form of the annuity elected by the NEO) and use the PRI-2012 mortality tables for males and females (white collar for SERP and no collar for Pension Plan), projected forward from base year 2012 with generational projection using a modified MP-2019 projection scale, with contingent annuitant mortality tables applied after the death of the participant and using the following discount rates: 3.64% Pension Plan; 3.51% SERP.
2
The present value of Mr. Krueger's accumulated benefit under the SERP is $880,479 greater when taking into account his deemed years of service. Mr. Krueger was previously granted three additional service years in 1996 in recognition of his service as a member of Wolverine Worldwide's executive team for three years before becoming a participant in the SERP, and additional deemed years of service were previously granted as part of Mr. Krueger's CEO compensation. The present value of Mr. Krueger's SERP benefit would be $18,704,631 if 24 service years were used to calculate his benefit. Mr. Krueger reached 25 years of service in 2012, the maximum years of service permitted under the SERP, and will not accrue any further years of service under the SERP.
3
Mr. Spaletto does not participate in the SERP or the Pension Plan.

2020 PROXY STATEMENT	59

Non-Qualified Deferred Compensation

Wolverine Worldwide maintains a Deferred Compensation Plan. This unfunded and non-qualified plan allows executives and other eligible senior employees of the Company to elect to defer all or a portion of their base salary, cash bonus, or other performance-based cash compensation. Wolverine Worldwide may, but need not, credit a participant's account under the plan with additional discretionary Company contributions, which may be subject to a vesting schedule and which would vest in full on a change in control. Amounts deferred pursuant to the Deferred Compensation Plan may be invested, at the direction of the participant, in an investment fund, index, or other investment vehicle, as designated by the Compensation Committee to be available under the plan, and earnings, if any, are credited to the participant's account.

Accounts are paid out upon the earliest to occur of (i) a qualifying separation from service, (ii) a change in control (as such term is defined in the Deferred Compensation Plan), and (iii) a termination of the Deferred Compensation Plan. Payment must generally be made, or installment payments must begin (as elected by the participant at the time of deferral), within 60 days of the event triggering payment.

Mr. Stornant is the only NEO who has elected to defer amounts under the Deferred Compensation Plan. Wolverine Worldwide made a discretionary Company contribution on behalf of Mr. Spaletto for 2019, as reflected below.

NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in 2019 ($)	Registrant Contributions in 2019 ($)	Aggregate Earnings in 2019 ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last FYE ($)

Spaletto	-	$21,872[1]	-	-	-

Stornant	-	-	$220[2]	-	$13,885

1
Company contributions for 2019 were deposited to Mr. Spaletto's Deferred Compensation Plan in February 2020 and were included in the "All Other Compensation" column in the Summary Compensation Table.
2
Reflects market-based earnings on amounts credited to Mr. Stornant under the Deferred Compensation Plan.

2020 PROXY STATEMENT	60

Potential Payments Upon Termination or Change in Control

Wolverine Worldwide has entered into an Executive Severance Agreement with each NEO that provides certain rights, including the right to receive payments in the event of a termination of employment following a change in control. The Company also has entered into an agreement with Mr. Krueger regarding certain termination benefits in the event of termination of his employment under certain other circumstances described below.

BENEFITS TRIGGERED BY TERMINATION FOR CAUSE OR VOLUNTARY TERMINATION

An NEO is not entitled to receive any additional forms of severance payments or benefits upon termination of employment for Cause or upon the NEO's voluntary decision, other than for Good Reason, to terminate his employment, as discussed in further detail below.

BENEFITS TRIGGERED BY TERMINATION OTHER THAN FOR CAUSE OR FOR GOOD REASON

Mr. Krueger entered into a Separation Agreement on March 13, 2008, which states that upon termination of his employment by Wolverine Worldwide without Cause, or termination by Mr. Krueger with Good Reason, as such terms are defined in Mr. Krueger's Separation Agreement, Wolverine Worldwide will pay Mr. Krueger the following payments in exchange for a general release of claims in favor of Wolverine Worldwide: (1) continued base salary for 18 months (reduced by payments he receives if he is employed by a Competing Business, as defined in Mr. Krueger's Separation Agreement); (2) the pro rata portion of the annual incentive bonus and the three year bonus for all uncompleted performance periods based on actual corporate performance for the applicable performance periods; (3) the pro rata portion of the annual individual performance bonus relating to personal performance objectives; and (4) retiree medical benefits for Mr. Krueger, his spouse and dependents for a period starting on the day after the termination date and ending on the last day of the 18th month following the month in which the termination date falls.

"Cause" generally is defined in Mr. Krueger's Separation Agreement to mean: (1) any act or omission knowingly undertaken or omitted with the intent of causing material damage to Wolverine Worldwide; (2) any intentional act involving fraud, misappropriation or embezzlement, that causes material damage to Wolverine Worldwide; (3) repeated willful failure to substantially perform any of his significant duties as reasonably directed by the Board of Directors of Wolverine Worldwide; (4) a conviction (including any plea of guilty or nolo contendere) of any criminal act that (a) results in the executive serving prison time and not being able to perform the normal duties of his position for more than thirty (30) days; or (b) causes material damage to Wolverine Worldwide; or (5) chronic or habitual use or consumption of drugs or alcohol that causes material damage to Wolverine Worldwide.

"Good Reason" generally is defined in Mr. Krueger's Separation Agreement to mean: (1) a material reduction in base compensation, including a reduction in base salary or opportunities under Wolverine Worldwide's bonus plans or equity plans (other than those implemented for the executive team as a whole); (2) a material reduction in authority, duties, or responsibilities; (3) a requirement to report to a Company officer or employee instead of reporting directly to the Board of Directors; or (4) certain relocations, other than those related to a change in the location of Wolverine Worldwide's headquarters affecting a majority of the executive team.

BENEFITS TRIGGERED UPON A CHANGE IN CONTROL

Benefits Upon Termination Following a Change in Control.    Under the Executive Severance Agreements entered into with the NEOs, payments and benefits are triggered when employment is terminated without "Cause" or when an executive terminates employment for

2020 PROXY STATEMENT	61

"Good Reason" within two years (Messrs. Jeppesen, Spaletto, Stornant, and Zwiers) or three years (Mr. Krueger) following a change in control of Wolverine Worldwide.

Upon such a qualifying termination, Wolverine Worldwide will pay the lump sum severance payment under the Executive Severance Agreement composed of the following: (1) unpaid base salary and bonus payments that had been earned; (2) in lieu of a bonus payment under the Annual Bonus Plan, an amount equal to the quotient of the number of days the NEO was employed by Wolverine Worldwide, or any successor company in the year of termination, divided by the number of days in the year, multiplied by 100% of the greater of either (a) the bonus awarded to the NEO under the annual bonus plan for the preceding year and (b) the average paid to the NEO over the preceding two year period under the annual bonus plan; (3) in lieu of payments under the various three year performance periods that remain open on the date of termination, if any, an amount equal to the bonus the NEO would have received based on actual and assumed performance measures, multiplied by the quotient of the number of days the NEO participated in the performance period prior to the termination, divided by the total number of days in the performance period (in determining the earnings per share or other performance measures that can be determined annually for any year subsequent to the year of termination, performance will equal the level required to attain the maximum goal under the three year plan for that year); (4) either two (Messrs. Jeppesen, Spaletto, Stornant, and Zwiers) or three (Mr. Krueger) times the sum of (a) the NEO's highest annual base salary during the 12 month period prior to termination and (b) the greater of (i) the average amount earned by the NEO during the previous two years under the annual bonus plan and (ii) the amount earned during the previous year under the Annual Bonus Plan; (5) 100% of the positive spread for any stock options held by the NEO on the date of termination, whether or not vested; (6) in the case of Messrs. Krueger, and Zwiers, an excise tax gross up adjustment (note: the agreements with Messrs. Jeppesen, Spaletto, and Stornant were entered into after 2008, and the Committee determined to not provide such gross ups after that date); and (7) in the case of Messrs. Jeppesen, Stornant, and Zwiers, the present value of an additional three years of deemed service under the Pension Plan and SERP. Upon a termination of employment following a change of control, Wolverine Worldwide or any successor company will maintain for a period of six months to one year the NEO's benefits under the then current benefit plans, programs or arrangements that the NEO was entitled to participate in immediately prior to the termination date. In addition, Wolverine Worldwide or any successor company will provide outplacement services through the last day of the second calendar year following the calendar year of termination.

"Change in Control" under the Executive Severance Agreements generally means certain changes in composition of the Board of Directors, certain acquisitions of 20% or more of Wolverine Worldwide's common stock or combined outstanding voting power of Wolverine World Wide, Inc., and other specified reorganizations, mergers, consolidations, liquidations, dissolutions or distributions of substantial assets (unless such transactions result in the creation of an entity in which at least 50% of the common stock and combined voting power is owned by the owners of record prior to the transaction, no single shareholder owns more than 20% of the combined voting power and a majority of the board remains unchanged).

"Cause" is defined under the Executive Severance Agreements to generally mean the willful and continued failure to substantially perform duties or willfully engaging in gross misconduct that is injurious to the Company.

"Good Reason" is defined under the Executive Severance Agreements to generally mean: (1) any materially adverse change in position, duties, responsibilities or title, or any removal, involuntary termination or failure to re-elect an officer; (2) a reduction in annual base salary; (3) any relocation or requirement to substantially increase business travel; (4) the failure to continue providing any executive incentive plans or bonus plans; (5) the failure to continue any employee benefit plan or compensation plan unless a comparable plan is available; (6) the failure to pay any salary, bonus, deferred compensation or other compensation; (7) the failure to obtain an assumption agreement from any successor; (8) any purported termination of the employment which is not effected in a manner prescribed by the Executive Severance Agreement; or (9) any other material breach by Wolverine Worldwide or any successor company of its obligations under the Executive Severance Agreement.

Benefits Upon a Change in Control Only.    For 2017 and future years, the Company adopted double-trigger vesting, meaning that equity vesting only accelerates upon a qualifying termination of employment after a change in control. For grants prior to 2017, upon a change in control of Wolverine Worldwide, absent a determination by the Compensation Committee to the contrary, outstanding stock options become immediately exercisable in full and will remain exercisable during their remaining term, regardless of whether the NEO remains an employee of Wolverine Worldwide, or any successor company. The Committee may determine that one or all of the NEOs shall receive cash in an amount equal to the positive spread amount associated with these options. In addition, upon a change in control of Wolverine Worldwide, all other outstanding equity incentive awards of the NEOs that were granted prior to 2017, including shares of restricted stock, become immediately and fully vested and non-forfeitable. To the extent that the Company has made discretionary contributions under the

2020 PROXY STATEMENT	62

Deferred Compensation Plan that are subject to a vesting schedule, any unvested portion of these contributions will vest on a change in control. Change in control for this purpose generally means certain changes in the composition of the Board of Directors, certain acquisitions of 20% of Wolverine Worldwide's common stock (50% in the case of the Deferred Compensation Plan) and other specified reorganizations, mergers, consolidations, liquidations, dissolutions or dispositions of substantial assets.

Excise Tax Gross Up.    The Compensation Committee previously determined that Wolverine Worldwide would not provide excise tax gross up payments in employment agreements entered into after 2008. Messrs. Krueger and Zwiers are the only NEOs who have excise tax gross up protection in their agreements.

BENEFITS TRIGGERED BY RETIREMENT, DEATH OR PERMANENT DISABILITY

Pension Plan.    In the event of death before retirement, the Pension Plan provides the surviving spouse of a vested participant a death benefit equal to the qualified pre-retirement survivor annuity as defined in the Internal Revenue Code (generally 50% of the participant's accrued normal retirement benefit). This benefit is paid annually to the surviving spouse beginning when the participant would have turned 60 and continues for the life of the surviving spouse. For participants with at least three years of service as of December 31, 2003, and who have at least 10 years of service and are employed by the Company at the time of death, the amount of the survivor benefit under the Pension Plan is calculated as though the participant had continued as an employee of the Company until age 65 at the compensation level as of the date of death and the benefit begins upon the date of death, unreduced for early commencement. The survivor benefit for participants who meet all the criteria set forth in the preceding sentence, but who die when they are not employed by the Company, are entitled to a joint and survivor benefit commencing upon the date of death, unreduced for early commencement.

SERP.    If a SERP participant dies before beginning to receive benefits under the SERP, the Company must, based on the participant's election, pay the beneficiary either a monthly annuity or a lump sum death benefit equal to the present value of the benefit computed as if the participant had retired on the date of death, had begun receiving benefits at age 55, and had continued to receive benefits for the remainder of the participant's life expectancy. If the participant dies after beginning to receive benefit payments, benefits cease unless the participant was receiving benefits in the form of one of the joint and survivor annuity optional elections under the plan or had elected benefits in a form that provides for a continuation of benefits.

If a participant becomes disabled (as defined in the SERP), the SERP provides a disability benefit equal to 60% of the normal retirement accrued benefit based upon years of service up to the date that the participant became disabled through the date the participant reaches age 65 (at which point, the participant would begin drawing full SERP benefits) or is no longer disabled.

Annual Bonus Plan.    Upon termination of employment at least six months after the beginning of a fiscal year due to death, disability, or early or normal retirement, an NEO is entitled to receive a pro rata portion of any annual bonus award earned under the Annual Bonus Plan based on the NEO's service during such fiscal year and actual performance under the Annual Bonus Plan. The annual bonus is payable at the same time and in the same manner as awards are paid to other NEOs for the fiscal year.

Stock Incentive Plans.    Upon death, disability, or voluntary termination of employment after attaining age 59 with ten years of service with the Company (50 years of age and seven years of service or age 62 for grants prior to 2016), subject to certain conditions, the restrictions applicable to each NEO's shares of restricted stock terminate and stock options vest in full (prorated for grants prior to 2016). Upon death, disability or voluntary termination of employment after attaining age 59 with ten years of service with the Company (50 years of age and seven years of service or age 62 for grants prior to 2016), subject to certain conditions, the restrictions on time-vested shares lapse or units vest.

Deferred Compensation Plan.    Upon death, disability, or other qualifying separation from service, including retirement, all in accordance with Section 409A of the Internal Revenue Code, all amounts deferred by the NEOs under the Deferred Compensation Plan, including any vested amounts credited to the NEOs pursuant to a discretionary Company contribution, shall generally be paid, or commence payment, within 60 days of the termination in accordance with the schedule elected by the NEO at the time of deferral.

2020 PROXY STATEMENT	63

DESCRIPTION OF RESTRICTIVE COVENANTS THAT APPLY DURING AND AFTER TERMINATION OF EMPLOYMENT

The SERP contains non-competition, confidentiality, and employee non-solicitation provisions in favor of Wolverine Worldwide. Under the non-competition provisions of the SERP, the participant will not be entitled to any benefit payment if, prior to the date on which such benefit payment is due, the participant enters into certain relationships with a competing business.

ESTIMATED PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

The following table summarizes the potential payments and benefits payable to each NEO upon a change in control or termination of employment following each of the triggering events set forth in the table. As required, the amounts in the table assume that the termination of employment or change in control of Wolverine Worldwide took place on the Company's last day of fiscal year 2019, which was December 28, 2019. The amounts set out below are in addition to benefits that are generally available to the Company's employees such as distributions under the Company's 401(k) savings plan, disability or life insurance benefits and accrued vacation. Due to the many factors that affect the nature and amount of any benefits provided upon the termination events discussed below, any actual amounts paid or distributed to NEOs may be different. Factors that may affect these amounts include timing during the year of the occurrence of the event, Wolverine Worldwide's stock price and the NEO's age and years of service.

The value of the accelerated vesting of unvested equity-based compensation awards was computed using the closing market price ($33.74) of Wolverine Worldwide's common stock on December 27, 2019, the last business day in fiscal year 2019. The value for unvested restricted stock is computed by multiplying $33.74 by the number of shares of the NEO's restricted stock that would vest as a result of an event.

Each of the hypothetical events described in the following table (the highlighted blue headings in the left-hand column) is calculated and reported as a discrete event. For example, the amounts disclosed under the "Change in Control Only" heading are not cumulative with the amounts disclosed under the "Change in Control/Termination" heading.

2020 PROXY STATEMENT	64

    1
    The estimate for Mr. Krueger assumes target performance for the 2018-2020 and 2019-2021 performance periods and actual performance for the 2017-2019 period. Actual payout or vesting, if any, would be determined and made at the end of those periods. The amount reflected in the table also includes an estimated cost of $19,963 for retiree medical benefits for 18 months and the estimated cost of $25,000 for outplacement services.
    2
    Payments would be triggered after termination of employment under certain circumstances within two years (Messrs. Jeppesen, Spaletto, Stornant, and Zwiers) or three years (Mr. Krueger) following a change in control. Includes amounts payable in cash under the terms of the Executive Severance Agreement, excluding the value of the cash payout to each NEO of the option spread for already vested options. The timing of the payment would be delayed to the extent earlier payment would trigger Section 409A of the tax code. The value of service-based restricted shares or units that vest upon a change in control under the terms of the Company's stock incentive plans are included in the Stock Incentive Plans row.
    3
    These estimates assume that Wolverine Worldwide, or any successor company, maintains the benefit plans for a period of one year after termination and the outplacement services for a period beginning with the date of termination and ending on the last day of the second calendar year following the calendar year in which the date of termination occurred.
    4
    Reflects the value of unvested shares of restricted stock or stock units that would vest because of the event.
    5
    Reflects the entire lump sum benefit payable to applicable NEOs, including any accumulated benefit. The timing of the payment would be delayed to the extent earlier payment would trigger Section 409A of the Tax Code.
    6
    Reflects the entire lump sum death benefit payable to a participating NEO's beneficiary, including any accumulated benefit.
    7
    Amounts reflect the net present value of the annuity paid to the surviving spouse calculated using the same discount rate and mortality assumptions used in the Pension Benefits table under the heading "Pension Benefits in Fiscal Year 2019" under the heading "Pension Plans and 2019 Pension Benefits." In accordance with the terms of the Pension Plan, the death benefit for Messrs. Krueger and Zwiers was calculated as though the NEO had continued as an employee of Wolverine Worldwide until age 65 at the compensation level as of the date of death.
    8
    Under the Annual Bonus Plan and the terms of performance share awards, each NEO may be eligible to receive a pro rata portion of any award if employment is terminated as a result of any of the specified events in the table. The amount reported represents (a) actual payout under the Annual Bonus Plan for fiscal year 2019, (b) actual payout under the 2017-2019 performance cycle, and (c) target performance for the 2018-2020 and 2019-2021 performance cycles. Performance units would vest on a prorated basis based on actual Company performance.
    9
    Reflects the net present value of the annuity using the same discount rate and mortality assumptions used in the Pension Benefits table and assuming the NEO drew the disability benefit until age 65 followed by the normal retirement benefit.
    10
    Reflects the net present value of benefits according to actual elections in place and assuming benefits begin at age 55 (or immediately if older than 55).

2020 PROXY STATEMENT	65

    11
    Mr. Krueger is the only NEO eligible for retirement (as defined in the applicable plan) for all awards at fiscal 2019 year-end. Messrs. Jeppesen, Stornant and Zwiers are eligible for retirement (as defined in the Stock Incentive Plan of 2013) at fiscal 2019 year-end for awards granted prior to 2016. As such, Messrs. Jeppesen, Stornant and Zwiers are eligible for accelerated vesting of such awards upon retirement.
    12
    Reflects the value of unvested shares of restricted stock/stock units (including performance share or unit awards) that would vest because of the event.

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Blake Krueger, the Company's Chief Executive Officer.

For 2019, our last completed fiscal year, the annual total compensation of the employee of the Company identified at median was $65,890 and the annual total compensation of the CEO, as reported in the Summary Compensation Table above, was $9,427,274.

Based on this information, the 2019 ratio of the annual total compensation of Mr. Krueger to the median of the annual total compensation of all employees was estimated to be 144 to 1.

The methodology and the material assumptions, adjustments, and estimates that we used to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our "median employee" and our CEO, are described below.

  •
  We determined that, as of December 29, 2018, our employee population consisted of approximately 3,691 (2,778 in the U.S. and 913 outside the U.S.) individuals globally. After excluding employees from India (15 employees), Dominican Republic (5 employees), Mexico (2 employees), Netherlands (35 employees), Thailand (4 employees), and Vietnam (48 employees) pursuant to the "de minimis" exception provided for in the rules, we used a base of 3,582 employees for purposes of determining the "median employee." We selected December 29, 2018, as the date upon which we would identify the median employee in order to align with the Company's fiscal year end.

  •
  To identify the median employee from our employee population, we used annual base salary as well as bonus and other cash incentives paid for the 12-month period ending December 29, 2018 as our consistently applied compensation measure. In making this determination, we annualized the compensation of all newly hired regular employees during this period.

  •
  We believe there have been no changes in our employee population or our compensation arrangements in 2019 that would result in a material change in our pay ratio disclosure or our median employee so we used the same median employee for 2019 as used in 2018.

  •
  Once we identified our median employee, we combined all of the elements of such employee's compensation for fiscal 2019 in accordance with the SEC's rules, resulting in annual total compensation of $65,890.

  •
  With respect to the annual total compensation of our CEO, we used the amount reported in the "Total" column of our 2019 Summary Compensation Table included in this Proxy Statement.

2020 PROXY STATEMENT	66

Proposal 2 — Advisory Resolution to Approve Executive Compensation

The Company is asking its shareholders to indicate their support for Wolverine Worldwide's NEO compensation, as described in this Proxy Statement. This proposal, commonly known as a "say-on-pay" proposal, gives the Company's shareholders the opportunity to express their view on compensation for the Company's NEOs. The say-on-pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee or the Board. Even though non-binding, the Board and Compensation Committee value the opinions of Wolverine Worldwide's shareholders and will review and consider the voting results when making future decisions regarding the Company's executive compensation program.

At the 2017 annual meeting of shareholders, the Company also held an advisory vote on the frequency of future say-on-pay votes. Our shareholders voted in favor of an annual say-on-pay vote and the Company has elected to follow such recommendation. As such, unless the Company modifies its policies on the frequency of say-on-pay votes, it is expected that the next say-on-pay vote will occur at the 2021 annual meeting of shareholders. Further, in accordance with Rule 14a-21(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shareholders will be asked to vote again on how frequently the Company should hold future say-on-pay votes at the Company's 2023 annual meeting of shareholders.

The Company encourages shareholders to read the "Compensation Discussion and Analysis" ("CD&A") section of this Proxy Statement beginning on page 32. As described in the CD&A section, the Compensation Committee has structured the executive compensation program to achieve the following key objectives:

  •
  Align the interests of NEOs with those of the shareholders through incentives based on achieving performance objectives that enable increased shareholder value

  •
  Provide incentives for achieving specific, near term corporate, business unit and individual goals and reward the achievement of those goals

  •
  Provide incentives for achieving pre-established, longer-term corporate financial goals and reward achievement of those goals

  •
  Attract and retain talented NEOs who will lead Wolverine Worldwide and drive superior business and financial performance

The executive compensation program is designed to achieve these objectives, in part, by:

  •
  Weighting at-risk and variable compensation (annual bonuses and long-term incentives) much more heavily than fixed compensation (base salaries)

  •
  Rewarding annual performance while maintaining emphasis on longer-term objectives

  •
  Blending cash, non-cash, long- and short-term compensation components, and current and future compensation components

The Company encourages shareholders to read the Summary Compensation Table and other related compensation tables and narrative, appearing on pages 49-66, which provide detailed information on the compensation of the Company's NEOs.

The Compensation Committee and the Board of Directors believe the Company's compensation program and its policies and procedures articulated in the CD&A section are effective in aligning the interests of the Company's NEOs with the interests of shareholders, promoting the achievement of the Company's near and long-term objectives, and increasing shareholder value.

In accordance with the rules under Section 14A of the Exchange Act, and as a matter of good corporate governance, the Company asks shareholders to approve the following advisory resolution at the 2020 Annual Meeting of Shareholders:

RESOLVED, that the shareholders of Wolverine World Wide, Inc. (the "Company") approve, on an advisory basis, the compensation of the Company's named executive officers disclosed in the Compensation Discussion and Analysis section, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company's 2020 Annual Meeting of Shareholders.

BOARD RECOMMENDATION

The Board recommends that you vote "FOR" approval of the advisory resolution to approve executive compensation.

2020 PROXY STATEMENT	67

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

Ernst & Young LLP ("Ernst & Young") was the Company's independent registered public accounting firm for the fiscal year ended December 28, 2019. The Audit Committee has reappointed Ernst & Young as the Company's independent registered public accounting firm for the current fiscal year. As a matter of good corporate governance, the Audit Committee has determined to submit its appointment of Ernst & Young to the Company's shareholders for ratification. If this appointment is not ratified by the holders of a majority of shares cast affirmatively or negatively on the matter, the Audit Committee will review its future selection of an independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm any time during the year if it determines that such a change would be in the best interests of the Company and the Company's shareholders.

The Audit Committee reviewed Ernst & Young's performance prior to appointing it as the Company's independent registered public accounting firm, and considered:

  •
  the historical and recent performance of Ernst & Young on the Company's audit, including the quality of the engagement team and Ernst & Young's experience, client service, responsiveness and technical expertise

  •
  the Public Company Accounting Oversight Board ("PCAOB") report of selected Ernst & Young audits

  •
  the appropriateness of fees charged

  •
  Ernst & Young's familiarity with the Company's accounting policies and practices and internal control over financial reporting

  •
  Ernst & Young's financial strength and performance

Representatives of Ernst & Young are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

BOARD RECOMMENDATION

The Board recommends that you vote "FOR" ratification of the Audit Committee's selection of the firm of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2020.

2020 PROXY STATEMENT	68

Audit Committee Report

The Audit Committee of the Board of Directors consists of five directors who are independent under the Company's Director Independence Standards, the NYSE listed company standards, and applicable SEC standards. The Audit Committee represents and assists the Board in fulfilling its oversight responsibility regarding the Company's financial statements and the financial reporting process, the internal control over financial reporting, the performance of the internal audit function and the independent registered public accounting firm, the qualifications and independence of the independent registered public accounting firm, the annual independent audit of Wolverine Worldwide's financial statements and internal control over financial reporting, and compliance with legal and regulatory requirements. The Audit Committee is directly responsible for appointing, retaining, compensating, overseeing, evaluating and terminating (if appropriate) Wolverine Worldwide's independent registered public accounting firm. Wolverine Worldwide's management has primary responsibility for the financial statements and the financial reporting process, including the application of accounting and financial principles, the preparation, presentation and integrity of the financial statements, and the systems of internal controls and other procedures designed to promote compliance with accounting standards and applicable laws and regulations. Wolverine Worldwide's independent registered public accounting firm is responsible for expressing an opinion on the conformity of Wolverine Worldwide's financial statements with generally accepted accounting principles and for auditing the effectiveness of Wolverine Worldwide's internal control over financial reporting.

The Audit Committee has taken steps to provide assurances regarding Audit Committee composition and procedures, the independence of Wolverine Worldwide's independent registered public accounting firm and the integrity of Wolverine Worldwide's financial statements and disclosures. These steps include: (i) reviewing the Audit Committee Charter; (ii) reviewing with legal counsel and the independent registered public accounting firm the Accounting and Finance Code of Ethics; (iii) maintaining financial, accounting and business ethics complaint procedures to allow employees, shareholders and the public to report concerns regarding Wolverine Worldwide's financial statements, internal controls and disclosures; and (iv) reviewing procedures for the Audit Committee to pre-approve all audit and non-audit services provided by Wolverine Worldwide's independent registered public accounting firm.

As part of its supervisory duties, the Audit Committee has reviewed Wolverine Worldwide's audited financial statements for the fiscal year ended December 28, 2019, and has discussed those financial statements with Wolverine Worldwide's management and internal financial staff, and the internal auditors and independent registered public accounting firm with and without management present. The Audit Committee has also reviewed and discussed the following with Wolverine Worldwide's management and the financial staff, and with the internal auditors and independent registered public accounting firm with and without management present:

  •
  Accounting and financial principles and significant assumptions, estimates and matters of judgment used in preparing the financial statements

  •
  Allowances and reserves for accounts receivable, inventories and taxes

  •
  Accounting for acquisitions, pension plans and equity-based compensation plans

  •
  Goodwill and intangible asset impairment analysis

  •
  Other significant financial reporting issues and practices

The Audit Committee has discussed with Wolverine Worldwide's independent registered public accounting firm the results of its examinations and its judgments concerning the quality, as well as the acceptability, of Wolverine Worldwide's accounting principles and such other matters that it is required to discuss with the independent registered public accounting firm under applicable rules, regulations or generally accepted auditing standards, including the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and has discussed their independence from Wolverine Worldwide and Wolverine Worldwide's management with them, including a consideration of the compatibility of non-audit services with their independence, the scope of the audit and the scope of all fees paid to the independent registered public accounting firm during the year. After, and in reliance upon the

2020 PROXY STATEMENT	69

reviews and discussions described above, the Audit Committee recommended that the audited financial statements for the fiscal year ended December 28, 2019, be included in Wolverine Worldwide's Annual Report on Form 10-K for the year then ended to be filed with the SEC.

Respectfully submitted,

Jeffrey M. Boromisa (Chair)
Roxane Divol
William K. Gerber
Brenda J. Lauderback
Michael A. Volkema

2020 PROXY STATEMENT	70

Independent Registered Public Accounting Firm

The Company's Audit Committee has adopted a policy under which the Audit Committee must approve all audit and non-audit services provided by the Company's independent registered public accounting firm, Ernst & Young LLP, and which prohibits Ernst & Young LLP from providing any non-audit services that are prohibited by the SEC or the PCAOB. The Company's Audit Committee provides categorical pre-approval for routine and recurring services, with specific service descriptions and budgets. All audit services, internal control related services, and other services not within the specifically pre-approved service descriptions and budgets require engagement specific pre-approval. With certain exceptions (such as pre-approval of audit services), the Audit Committee may delegate engagement specific pre-approval to one or more Audit Committee members, and has so delegated in certain instances to the Audit Committee Chairperson. Management must communicate to the Audit Committee at its next regularly scheduled meeting any services approved by an Audit Committee member. Wolverine Worldwide's Audit Committee pre-approved all fees paid to Ernst & Young LLP for services performed in 2019 and 2018. The aggregate fees billed by Ernst & Young LLP for audit and non-audit services were:

	2019	2018
Audit Fees[1]	$1,821,800	$1,886,000
Audit Related Fees	-	-

Total Audit & Audit Related Fees	$1,821,800	$1,886,000
Tax Fees[2]
Tax Compliance	$904,300	$1,289,300
Tax Planning & Advisory	$487,900	$190,000
Tax Planning & Advisory Other	-	-

Total Tax Fees	$1,392,200	$1,479,300
All Other Fees	-	-

TOTAL FEES	$3,214,000	$3,365,300

1
"Audit Fees" are comprised of fees for the annual audit, reviews of the financial statements included in Wolverine Worldwide's Quarterly Reports on Form 10-Q audit of internal control over financial reporting, foreign statutory audits and consultations concerning accounting matters associated with the annual audit.
2
"Tax Fees" are comprised of fees for the preparation of domestic and foreign tax returns, tax compliance services, and routine tax advisory and planning services.

Wolverine Worldwide's Audit Committee has adopted a policy restricting the Company's hiring of current or former partners or employees of the independent registered public accounting firm retained by the Company.

2020 PROXY STATEMENT	71

Related Party Matters

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since December 30, 2018, the Company has not engaged in any "related person" transactions with its directors, executive officers or holders of 5% or more of Company voting securities, affiliates or any member of the immediate family of the foregoing persons.

RELATED PERSON TRANSACTIONS POLICY

Wolverine Worldwide's Board adopted written policies and procedures regarding related person transactions. They require the Governance Committee to review and either approve or disapprove the Company entering into any Interested Transactions (defined below). If advance approval is not feasible, then the Governance Committee must review and ratify the Interested Transaction at its next meeting.

Interested Transaction	Any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which:
	(1)	the aggregate amount involved is or is expected to exceed $120,000 since the beginning of Wolverine Worldwide's last completed fiscal year;
	(2)	Wolverine Worldwide is a participant; and
	(3)	any Related Person (defined below) has or will have a direct or indirect interest.
An Interested Transaction does not include:
	(1)	any employment compensation paid to an executive officer of the Company if the Compensation Committee approved or recommended to the Board of Directors for approval of such compensation;
	(2)	any compensation paid to a director for service as a director of the Company;
	(3)	any transaction in which a Related Person has an indirect interest solely as a result of being (i) a director or, together with all other Related Persons, as defined below, a less than 10% beneficial owner of an equity interest in another entity, or both, or (ii) a limited partner in a partnership in which the Related Person, together with all other Related Persons, has an interest of less than 10%;
	(4)	any transaction in which the Related Person's interest arises solely from the ownership of the Company's common stock and all holders of the Company's common stock received the same benefit on a pro rata basis (e.g., a dividend); or
	(5)	any transaction with another publicly traded company where the Related Person's interest arises solely from the ownership of more than 5% of the Company's common stock and the ownership of a non-controlling interest in the other publicly traded company.

Related Person	Any:
(a)
person who is or was at any point during the last fiscal year for which Wolverine Worldwide filed an Annual Report on Form 10-K and Proxy Statement, an executive officer, director or, to the extent information regarding such nominee is being presented in a proxy or information statement relating to the election of that nominee as a director, nominee for election as a director;
	(b)	beneficial owner of greater than five percent of Wolverine Worldwide's common stock; or
	(c)	immediate family member* of any of the foregoing.

*
Immediate family member is defined as a person's spouse, parents, stepparents, children, stepchildren, siblings, mothers and fathers-in-law, sons-and daughters-in-law, and brothers- and sisters-in-law, and anyone residing in such person's home (other than a tenant or employee).

The Governance Committee considers whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the Related Person's interest in the transaction, and other factors that it deems relevant. No director participates in any discussion or approval of an Interested Transaction for which he or she is a Related Person, except to provide information to the Governance Committee.

2020 PROXY STATEMENT	72

Additional Information

SHAREHOLDERS LIST

A list of shareholders entitled to vote at the meeting will be available for review by Wolverine Worldwide shareholders at the office of Secretary, Wolverine World Wide, Inc., 9341 Courtland Drive, N.E., Rockford, Michigan 49351, during ordinary business hours for the 10-day period before the meeting.

DIRECTOR AND OFFICER INDEMNIFICATION

The Company indemnifies its directors and NEOs to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to the Company.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company's directors and NEOs, and persons who beneficially own more than 10% of the outstanding shares of the Company's common stock, to file reports of ownership and changes in ownership of shares of common stock with the SEC. Directors, NEOs and greater than 10% beneficial owners are required by SEC regulations to furnish Wolverine Worldwide with copies of all Section 16(a) reports they file. Based on its review of the copies of such reports received by it, or written representations from certain reporting persons, the Company believes that during fiscal year 2019, its officers and directors filed the required reports under Section 16(a) on a timely basis, except for one transaction for each of Messrs. Boromisa, Gerber, Gromek, Jeppesen, Kollat, Krueger, Long, Spaletto and Volkema and Mses. Boswell, Divol, Klimek and Lauderback, in each case, due to an administrative error.

SHAREHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR'S PROXY STATEMENT

Pursuant to SEC Rule 14a-8, some shareholder proposals may be eligible for inclusion in Wolverine Worldwide's 2021 Proxy Statement and proxy card. Any such shareholder proposals must be submitted in writing to the Secretary of Wolverine Worldwide no later than the close of business on November 26, 2020. You should address all shareholder proposals to the attention of Secretary, Wolverine World Wide, Inc., 9341 Courtland Drive, N.E., Rockford, Michigan 49351.

OTHER SHAREHOLDER PROPOSALS FOR PRESENTATION AT NEXT YEAR'S ANNUAL MEETING

The Company's By-Laws require that any shareholder proposal that is not submitted for inclusion in next year's Proxy Statement under SEC Rule 14a-8, but is instead sought to be presented directly at the 2021 Annual Meeting of Shareholders, must be received at the Company's principal executive offices by the close of business not less than 90 days nor more than 120 days prior to the first anniversary of the 2020 Annual Meeting. As a result, proposals, including director nominations, submitted pursuant to these provisions of the By-Laws must be received between December 31, 2020, and the close of business on January 30, 2021. You should address a proposal to Secretary, Wolverine World Wide, Inc., 9341 Courtland Drive N.E., Rockford, Michigan 49351, and include the information and comply with the requirements set forth in those By-Laws, which the Company has posted on its website. SEC rules permit management to vote proxies in its discretion in certain cases if the shareholder does not comply with this deadline, and in certain other cases notwithstanding the shareholder's compliance with this deadline.

VOTING SECURITIES

Shareholders of record at the close of business on March 18, 2020, are eligible to vote at the Annual Meeting. The Company's voting securities consist of its $1.00 par value common stock, and there were 81,069,852 shares outstanding and entitled to vote on the record date. Each share outstanding on the record date will be entitled to one vote on each director nominee and one vote on each other matter. Treasury shares are not voted. Individual votes of shareholders are kept private, except as appropriate to meet legal requirements. Access to proxies and

2020 PROXY STATEMENT	73

other individual shareholder voting records is limited to the independent inspectors of election and certain employees of the Company and its agents who acknowledge their responsibility to comply with this policy of confidentiality.

CONDUCT OF BUSINESS

A majority of the outstanding shares of common stock as of the record date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a "quorum." Your shares are counted as present at the meeting if you are present at the Annual Meeting and vote in person, a proxy card has been properly submitted by you or on your behalf, or you have submitted your proxy by telephone or by internet, or by completing, signing, dating and returning your proxy form in the enclosed envelope. Both abstentions and broker non-votes (defined below in "Vote Required for Election and Approval") are counted as present for the purpose of determining the presence of a quorum.

VOTE REQUIRED FOR ELECTION AND APPROVAL

For Proposal 1, Election of Directors for Terms Expiring in 2023, directors are elected by a majority of votes cast unless the election is contested, in which case directors are elected by a plurality of votes cast. A majority of votes cast means that the number of shares voted "for" a Director nominee exceeds the number of votes cast "against" the Director nominee. If an incumbent director in an uncontested election does not receive a majority of votes cast for his or her election, under the Company's Corporate Governance Guidelines, the director is required to submit a letter of resignation to the Board for consideration by the Governance Committee. The Governance Committee will then make a recommendation to the Board as to whether to accept or reject the tendered resignation. The Governance Committee and the Board, in making their decisions, may implement any procedures they deem appropriate and may consider any factor or other information that they deem relevant. The Board will then act on the tendered resignation, taking into account the Governance Committee's recommendation, and will publicly disclose its decision regarding the resignation within 90 days after the results of the election are certified. A director whose resignation is under consideration shall abstain from participating in any recommendation or decision regarding that resignation. If the resignation is not accepted, the director will continue to serve until the next annual meeting of shareholders at which such director faces re-election and until such director's successor is elected and qualified.

Proposal 2, Advisory Vote to Approve Executive Compensation, is a non-binding, advisory vote. Therefore, there is no required vote that would constitute approval. The Company values the opinions expressed by its shareholders in this advisory vote, and the Board and Compensation Committee will consider the outcome of these votes when designing compensation programs and making future compensation decisions for the Company's named executive officers.

Proposal 3, Ratification of Appointment of Independent Registered Public Accounting Firm, requires the affirmative vote of a majority of shares cast affirmatively or negatively on the matter for approval.

Abstentions and broker non-votes, if any, will have no effect on the outcome of the election of directors. Generally, broker non-votes occur when shares held by a broker in "street name" for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner, and (2) the broker lacks discretionary voting power to vote those shares. Brokers do not have discretionary authority with respect to any of the proposals except for Proposal (3). Abstentions are not counted as affirmative votes on a matter.

VOTING RESULTS OF THE ANNUAL MEETING

The Company will announce preliminary voting results at the Annual Meeting and publish final results in a Form 8-K within four business days following the Annual Meeting. If final results are not known within four business days of the Annual Meeting, then the Company will file a Current Report on Form 8-K with the preliminary results and file an amended Current Report on Form 8-K within four business days of the availability of the final results.

ATTENDING THE ANNUAL MEETING

You may vote shares held directly in your name as the shareholder of record in person at the Annual Meeting. If you choose to vote in person, please bring the enclosed proxy card and proof of identification. Even if you plan to attend the Annual Meeting in person, Wolverine Worldwide recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. You may vote shares held in "street name" through a brokerage account or by a bank or other nominee in person

2020 PROXY STATEMENT	74

if you obtain a proxy from the record holder giving you the right to vote the shares. Each shareholder may appoint only one proxy holder or representative to attend the meeting on his or her behalf.

MANNER FOR VOTING PROXIES

The shares represented by all valid proxies received by telephone, by internet or by mail will be voted in the manner specified. Where the shareholder has not indicated a specific choice, the shares represented by all valid proxies received will be voted in accordance with the Board's recommendations as follows: (1) for each of the nominees for directors named earlier in this Proxy Statement, (2) for approval of the advisory resolution to approve executive compensation, and (3) for ratification of the appointment of the independent registered public accounting firm. The Board has not received timely notice of any other matter that may come before the Annual Meeting. However, should any matter not described above be properly presented at the Annual Meeting, the persons named in the proxy form will vote in accordance with their judgment, as permitted.

REVOCATION OF PROXIES

A shareholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by delivering a subsequent proxy or by notifying the inspectors of election in writing of such revocation. If your Wolverine Worldwide shares are held for you in a brokerage, bank or other institutional account, you must obtain a proxy from that entity and bring it with you to hand in with your ballot, in order to be able to vote your shares at the Annual Meeting.

SOLICITATION OF PROXIES

The Company will pay the expenses of solicitation of proxies for the Annual Meeting. Solicitations may be made in person or by telephone, by officers and employees of the Company, or by nominees or other fiduciaries who may mail materials to or otherwise communicate with the beneficial owners of shares held by the nominees or other fiduciaries. These individuals will not be paid any additional compensation for any such solicitation. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of the Company's common stock. The Company has engaged Georgeson Inc. at an estimated cost of $9,500, plus expenses and disbursements, to assist in solicitation of proxies.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

If you are the beneficial owner, but not the record holder, of shares of Wolverine Worldwide stock, your broker, bank or other nominee may only deliver one copy of this Proxy Statement and the Company's 2019 Annual Report to multiple shareholders who share an address, unless that nominee has received contrary instructions from one or more of the shareholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and its 2019 Annual Report to a shareholder at a shared address to which a single copy of the documents was delivered. A shareholder who wishes to receive a separate copy of the Proxy Statement and annual report, now or in the future, or shareholders who share an address and receive multiple copies of the Proxy Statement and annual report but would like to receive a single copy, should submit this request by writing to Investor Relations, Wolverine World Wide, Inc., 9341 Courtland Drive N.E., Rockford, Michigan 49351, or by calling (616) 866-5500 and asking for Investor Relations. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and who wish to receive a single copy of such materials in the future should make a request directly to their broker, bank or other nominee.

ACCESS TO PROXY STATEMENT AND ANNUAL REPORT

Distribution of this Proxy Statement and enclosed proxy card to shareholders is scheduled to begin on or about March 26, 2020. Wolverine Worldwide's financial statements for the fiscal year ended December 28, 2019, are included in the Company's 2019 Annual Report, which the Company is providing to shareholders at the same time as this Proxy Statement. Wolverine Worldwide's Proxy Statement for the 2020 Annual Meeting and the Annual Report to Shareholders for the fiscal year ended December 28, 2019, are available at www.wolverineworldwide.com/2020annualmeeting. If you have not received or do not have access to the 2019 Annual Report, write to: Wolverine World Wide, Inc., 9341 Courtland Drive N.E., Rockford, Michigan 49351, Attn: Investor Relations or call (616) 866-5500 and ask for Investor Relations, and the Company will send a copy to you without charge.

2020 PROXY STATEMENT	75

APPENDIX A

APPENDIX A — Forward-Looking Statements and Non-GAAP Reconciliation Tables

2020 PROXY STATEMENT	A-1

APPENDIX A

FORWARD-LOOKING STATEMENTS

This document contains "forward-looking statements," which are statements relating to future, not past, events. In this context, forward-looking statements often address management's current beliefs, assumptions, expectations, estimates and projections about future business and financial performance, national, regional or global political, economic and market conditions, and the Company itself. Such statements often contain words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "is likely," "plans," "predicts," "projects," "should," "will," variations of such words, and similar expressions. Forward-looking statements, by their nature, address matters that are, to varying degrees, uncertain. Uncertainties that could cause the Company's performance to differ materially from what is expressed in forward-looking statements include, but are not limited to, the following:

  •
  changes in general economic conditions, employment rates, business conditions, interest rates, tax policies and other factors affecting consumer spending in the markets and regions in which the Company's products are sold;

  •
  the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets;

  •
  the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences;

  •
  the inability to effectively manage inventory levels;

  •
  increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export;

  •
  foreign currency exchange rate fluctuations;

  •
  currency restrictions;

  •
  capacity constraints, production disruptions, quality issues, price increases or other risks associated with foreign sourcing;

  •
  the recent coronavirus outbreak and potential effects, including those relating to potential store closures, order cancellations, ability to ship products, and general economic downturn;

  •
  the cost and availability of raw materials, inventories, services and labor for contract manufacturers;

  •
  labor disruptions, including as a result of the recent coronavirus outbreak;

  •
  changes in relationships with, including the loss of, significant wholesale customers;

  •
  risks related to the significant investment in, and performance of, the Company's consumer-direct operations;

  •
  risks related to expansion into new markets and complementary product categories as well as consumer-direct operations;

  •
  the impact of seasonality and unpredictable weather conditions;

  •
  changes in general economic conditions and/or the credit markets on the Company's distributors, suppliers and retailers, including as a result of the recent coronavirus outbreak;

  •
  increases in the Company's effective tax rates;

  •
  failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company;

  •
  the risks of doing business in developing countries and politically or economically volatile areas;

2020 PROXY STATEMENT	A-2

APPENDIX A

  •
  the ability to secure and protect owned intellectual property or use licensed intellectual property;

  •
  the impact of regulation, regulatory and legal proceedings and legal compliance risks, including compliance with federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, litigation or other legal proceedings relating to the protection of the environment or environmental effects on human health and settlements or other dispositions of such litigation or other legal proceedings;

  •
  risks of breach of the Company's databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other causes;

  •
  problems affecting the Company's distribution system, including service interruptions at shipping and receiving ports;

  •
  strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company's success in integrating acquired businesses, and implementing new initiatives and ventures;

  •
  the risk of impairment to goodwill and other intangibles;

  •
  the success of the Company's restructuring and realignment initiatives undertaken from time to time; and

  •
  changes in future pension funding requirements and pension expenses.

These or other uncertainties could cause a material difference between an actual outcome and a forward-looking statement. The uncertainties included here are not exhaustive and are described in more detail in Part I, Item 1A: "Risk Factors" of the Company's Annual Report on Form 10-K. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company does not undertake an obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

NON-GAAP RECONCILIATION TABLES

The following tables contain information regarding the non-GAAP adjustments used by the Company in the presentation of its financial results:

2019 FULL-YEAR RECONCILIATION TABLES
RECONCILIATION OF REPORTED REVENUE
TO ADJUSTED REVENUE ON A CONSTANT CURRENCY BASIS*
(Unaudited)
(In millions)

	GAAP Basis 2019	Foreign Exchange Impact	Constant Currency Basis 2019	GAAP Basis 2018	Constant Currency Growth (Decline)	Reported Growth (Decline)
REVENUE
Wolverine Michigan Group	$1,299.7	$11.3	$1,311.0	$1,272.2	3.0%	2.2%

Wolverine Boston Group	910.9	5.2	916.1	895.5	2.3	1.7

Other	63.1	0.2	63.3	71.5	(11.5)	(11.7)

Total	$2,273.7	$16.7	$2,290.4	$2,239.2	2.3%	1.5%

2020 PROXY STATEMENT	A-3

APPENDIX A

RECONCILIATION OF REPORTED DILUTED EPS
TO ADJUSTED DILUTED EPS*
(Unaudited)

	GAAP Basis	Adjustments(1)	As Adjusted
EPS — Fiscal 2019	$1.44	$0.81	$2.25

EPS — Fiscal 2018	$2.05	$0.12	$2.17

(1)
2019 adjustments reflect environmental and other related costs net of a settlement, business development costs and reorganization costs. Fiscal 2018 adjustments include the impact of environmental and related costs, pension settlement costs and a foreign currency remeasurement gain recorded in the second quarter.

To supplement the consolidated condensed financial statements presented in accordance with Generally Accepted Accounting Principles ("GAAP"), the Company describes what certain financial measures would have been if environmental and other related costs and environmental cost recoveries, business development related costs, reorganization costs, the impact of tax reform updates and a foreign currency remeasurement gain that is not expected to reoccur were excluded. The Company believes these non-GAAP measures provide useful information to both management and investors to increase comparability to the prior period by adjusting for certain items that may not be indicative of core operating measures and to better identify trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis.

The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding results of operations, consistent with how the Company evaluates performance. The Company calculates constant currency by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to our current period reported results.

Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP. A reconciliation of all non-GAAP measures included in this Proxy Statement, to the most directly comparable GAAP measures are found in the financial tables above.

2020 PROXY STATEMENT	A-4

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. WOLVERINE WORLD WIDE, INC. 9341 COURTLAND DRIVE, N.E. ROCKFORD, MI 49351 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D07042-Z76873 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. WOLVERINE WORLD WIDE, INC. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3. For Against Abstain 1. Election of Directors: ! ! ! ! ! ! ! ! ! ! ! ! 1a. William K. Gerber 1b. Blake W. Krueger 1c. Nicholas T. Long 1d. Michael A. Volkema For Against Abstain ! ! ! ! ! ! 2. An advisory resolution approving compensation for the Company's named executive officers. 3. Proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2020. ! For address changes and/or comments, please check this box and write them on the back where indicated. IMPORTANT - Please sign exactly as your name(s) appear(s) on this Proxy. When signing on behalf of a corporation, partnership, estate or trust, indicate title or capacity of person signing. If shares are held jointly, each holder must sign. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

WOLVERINE WORLD WIDE, INC. 9341 Courtland Drive, N.E. Rockford, Michigan 49351 Wolverine World Wide, Inc. will be holding its Annual Meeting of Shareholders on April 30, 2020, at its offices located at 9341 Courtland Drive, N.E. Rockford, MI 49351. The enclosed Notice of 2020 Annual Meeting of Shareholders provides information regarding the matters that are expected to be voted on at the meeting. Your vote is important to us. Even if you plan to attend the meeting, please read the enclosed materials and vote through the internet, by telephone or by mailing the Proxy Card below. Wolverine is actively monitoring the public health and travel concerns relating to the coronavirus (COVID-19) and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold the Annual Meeting in person, Wolverine will announce alternative arrangements for the meeting, which may include a change in venue or holding the meeting solely by means of remote communication (i.e., a virtual meeting). Please monitor Wolverine’s website where Annual Meeting materials are posted (www.wolverineworldwide.com/2020annualmeeting) for updated information. If you plan to attend the meeting, please check the website regularly prior to the meeting date. As always, Wolverine encourages you to vote these shares before the Annual Meeting. Telephone and Internet Voting On the reverse side of this card are instructions on how to vote through the internet or by telephone. Please consider voting through one of these methods. Your vote is recorded as if you mailed in your Proxy Card. Thank you in advance for your participation in our 2020 Annual Meeting. Wolverine World Wide, Inc. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  D07043-Z76873 WOLVERINE WORLD WIDE, INC. Annual Meeting of Shareholders April 30, 2020 10:00 AM This proxy is solicited by the Board of Directors The undersigned shareholder hereby appoints Blake W. Krueger and Kyle L. Hanson, and each of them, each with full power of substitution, as proxies to represent the undersigned shareholder and to vote all shares of Common Stock of Wolverine World Wide, Inc. that the shareholder would be entitled to vote on all matters that properly come before the Annual Meeting of Shareholders to be held at the Company's offices located at 9341 Courtland Drive, N.E. Rockford, MI 49351, on Thursday, April 30, 2020, at 10:00 a.m. Eastern Daylight Time, and any adjournment of that meeting. If this Proxy is properly executed, the shares represented by this Proxy will be voted as specified. If this Proxy is properly executed but no specification is made, the shares represented by this Proxy will be voted for the election of all nominees named on this Proxy as directors and for approval of Proposals 2 and 3. The shares represented by this Proxy will be voted in the discretion of the proxies on any other matters that may properly come before the meeting. PLEASE DO NOT VOTE BY MORE THAN ONE METHOD. THE LAST VOTE RECEIVED WILL BE THE OFFICIAL VOTE. DO NOT RETURN THIS PROXY IF YOU ARE VOTING BY THE INTERNET OR BY TELEPHONE. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) Address Changes/Comments: